As filed with the Securities and Exchange Commission
                                 on May 12, 2000
                          Registration No. 333-________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------
                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|
                       Pre-Effective Amendment No. ___                       |_|
                      Post-Effective Amendment No. ___                       |_|
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940           |_|
                              Amendment No. ___                              |_|
                        (Check appropriate box or boxes)

                           ------------------------

                            THE CAPITOL MUTUAL FUNDS
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------

       Registrant's Telephone Number, including Area Code: (800) 626-2275
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                                   Suite 5500
                             Washington, D.C. 20006

It is proposed that this filing will become effective on June 11, 2000 pursuant to Rule 488.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant, without par value, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on August 13, 1999, the notice required by Rule 24f-2 for its fiscal year ended March 31, 1999 (File No. 33-33144; 811-6030).

                                NATIONS RESERVES
                              CROSS-REFERENCE SHEET

PART A

ITEM NO.         ITEM CAPTION                          PROSPECTUS CAPTION
--------         ------------                          ------------------
       1         Beginning of Registration Statement   COVER PAGE OF REGISTRATION
                 and Outside Front Cover Page of       STATEMENT; CROSS-REFERENCE
                 Prospectus                            SHEET; FRONT COVER PAGE OF
                                                       PROXY STATEMENT/PROSPECTUS

       2         Beginning and Outside Back Cover      TABLE OF CONTENTS
                 Page of Prospectus

       3         Fee Table, Synopsis Information,      APPENDIX I--EXPENSE SUMMARIES
                 and Risk Factors                      OF THE FUND AND ACQUIRING
                                                       FUND; SUMMARY--INTERIM
                                                       INVESTMENT SUB-ADVISORY
                                                       AGREEMENTS; SUMMARY--THE
                                                       REORGANIZATION; FEE TABLES;
                                                       OVERVIEW OF THE
                                                       REORGANIZATION AGREEMENT AND
                                                       THE REORGANIZATION; OVERVIEW
                                                       OF THE FUND AND ACQUIRING
                                                       FUND; FEDERAL INCOME TAX
                                                       CONSEQUENCES; RISK FACTORS


ITEM NO.         ITEM CAPTION                          PROSPECTUS CAPTION
--------         ------------                          ------------------
       4         Information About the                 THE INTERIM AGREEMENTS;
                 Transaction                           TRANSACTION 1 AND THE INTERIM 1
                                                       AGREEMENT; TRANSACTION 2 AND
                                                       THE INTERIM 2 AGREEMENT; BOARD
                                                       CONSIDERATION; INFORMATION
                                                       ABOUT GARTMORE

                                                       THE REORGANIZATION;
                                                       DESCRIPTION OF THE
                                                       REORGANIZATION AGREEMENT;
                                                       REASONS FOR THE
                                                       REORGANIZATION AGREEMENT;
                                                       BOARD CONSIDERATION;
                                                       COMPARISON OF INVESTMENT
                                                       OBJECTIVE, INVESTMENT
                                                       MANAGEMENT AND PRINCIPAL
                                                       INVESTMENT STRATEGIES; THE
                                                       MASTER FEEDER STRUCTURE;
                                                       COMPARISON OF CORPORATE
                                                       STRUCTURE; COMPARISON OF FUND
                                                       AND ACQUIRING FUND
                                                       PERFORMANCE; COMPARISON OF
                                                       ADVISORY AND OTHER SERVICE
                                                       ARRANGEMENTS AND FEES;
                                                       COMPARISON OF PURCHASE,
                                                       REDEMPTION, DISTRIBUTION AND
                                                       EXCHANGE POLICIES AND OTHER
                                                       SHAREHOLDER TRANSACTIONS AND
                                                       SERVICES; FEDERAL INCOME TAX
                                                       CONSIDERATIONS; CAPITALIZATION

       5         Information About the                 N/A
                 Registrant

       6         Information About the Fund            ADDITIONAL INFORMATION ABOUT
                 Being Acquired                        THE COMPANY

       7         Voting Information                    VOTING MATTERS; GENERAL
                                                       INFORMATION; QUORUM;
                                                       SHAREHOLDER APPROVAL;
                                                       PRINCIPAL SHAREHOLDERS;
                                                       ANNUAL MEETINGS AND
                                                       SHAREHOLDER MEETINGS

       8         Interest of Certain Persons           NOT APPLICABLE
                 and Experts


ITEM NO.         ITEM CAPTION                          PROSPECTUS CAPTION
--------         ------------                          ------------------
       9         Additional Information                NOT APPLICABLE
                 Required for Reoffering by
                 Persons Deemed to be
                 Underwriters


PART B
------

                                                       STATEMENT OF ADDITIONAL
ITEM NO.         ITEM CAPTION                          INFORMATION CAPTION
--------         ------------                          -------------------
      10         Cover Page                            COVER PAGE

      11         Table of Contents                     TABLE OF CONTENTS

      12         Additional Information About          INCORPORATION OF DOCUMENTS BY
                 the Registrant                        REFERENCE IN STATEMENT OF
                                                       ADDITIONAL INFORMATION

      13         Additional Information About          INCORPORATION OF DOCUMENTS BY
                 the Fund Being Acquired               REFERENCE IN STATEMENT OF
                                                       ADDITIONAL INFORMATION

      14         Financial Statements                  EXHIBITS TO STATEMENT OF
                                                       ADDITIONAL INFORMATION


PART C
------

ITEM NO.
--------

     15-17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE INTO VARIOUS PARTS OF THIS REGISTRATION STATEMENT:

NATIONS RESERVES ("RESERVES")

From Post-Effective Amendment No. 29 of Reserves' Registration Statement, filed July 30, 1999 (SEC File Nos. 33-33144; 811-6030):

         Prospectuses for the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of the Nations International Equity Fund, dated August 1, 1999, as supplemented.

         Statement of Additional Information for Nations International Equity Fund, dated August 1, 1999, as supplemented.

The audited financial statements and related independent accountants' reports for Nations International Equity Fund for the fiscal year ended March 31, 2000.


NATIONS FUND, INC.

From Post-Effective Amendment No. 45 of Nations Fund, Inc.'s Registration Statement, filed July 30, 1999 (SEC File Nos. 33-4038; 811-4614):

         Prospectuses for the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of the Nations International Growth Fund, dated August 1, 1999, as supplemented.

         Statement of Additional Information for Nations International Growth Fund, dated August 1, 1999, as supplemented.

The audited financial statements and related independent accountants' reports for Nations International Growth Fund for the fiscal year ended March 31, 2000.

                               NATIONS FUND, INC.
                            One Bank of America Plaza
                             101 South Tryon Street
                              Charlotte, N.C. 28255
                             TELEPHONE: 800-653-9427

                                                                   June 14, 2000

Dear Shareholder:

         On behalf of the Board of Directors of Nations Fund, Inc. (the "Company"), we are pleased to invite you to a special meeting of shareholders of Nations International Growth Fund (the "Fund") to be held at 10:00 a.m. (Eastern time) on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meeting"). At the Meeting, you will be asked to approve three interim investment sub-advisory agreements and a proposed reorganization (the "Reorganization") of the Fund into Nations International Equity Fund.

         THE FIRST THREE PROPOSALS relate to the investment sub-advisory arrangement that the Fund has with Gartmore Global Partners ("Gartmore"). Gartmore has recently experienced three changes in ownership. These changes relate only to the corporate ownership of Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change to the Gartmore personnel who manage the Fund or in the way that the Fund is managed. Nevertheless, the federal securities laws require that shareholders be given the opportunity to approve a new investment sub-advisory agreement in order to allow Gartmore to continue to serve as investment sub-adviser to the Fund whenever this type of change occurs.

         Accordingly, we are soliciting your vote on three interim investment sub-advisory agreements that have been put in place as a result of each of the three changes. Each interim agreement is identical to the investment sub-advisory agreement that was last approved by Fund shareholders (except with respect to certain differences required by the federal securities laws, and a reduction in the fee paid to Gartmore, all as explained in the attached Combined Proxy Statement/Prospectus).

         THE FOURTH PROPOSAL relates to the reorganization of the Fund into Nations International Equity Fund ("International Equity Fund"). Management is proposing the Reorganization based on its belief that International Equity Fund will likely better serve the long-term interests of Fund shareholders. Through market depreciation and redemption activity, the Fund's asset size has declined significantly, making it more difficult for the Fund to maintain favorable economies of scale and achieve other benefits that come from greater asset size. Because the International Equity Fund is significantly larger than the Fund, combining the two will result in a mutual fund that will be able to spread its fixed costs over a much larger asset base.

         The International Equity Fund has a substantially similar investment objective, principal investment strategies and investment risks as those of the Fund. Importantly, the Reorganization will result in lower total operating expense ratios for all Fund shareholders. Of course, the features and services that are available to you today also will continue to be available to you as an International Equity Fund shareholder after the Reorganization.

         If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that the Fund would be reorganized into the International Equity Fund on September 8, 2000, when your Fund shares would be exchanged for shares of equal value of the same class of shares of the International Equity Fund. Lastly, the Reorganization is expected to be tax-free under federal income tax law and all of the customary costs associated with the Reorganization and this proxy solicitation will be borne by Banc of America Advisors, Inc., Gartmore and/or its affiliates. The Fund will not bear any of these expenses.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH INTERIM INVESTMENT SUB-ADVISORY AGREEMENT AND THE PROPOSED REORGANIZATION.

         The formal Notice of Special Meeting, Combined Proxy
Statement/Prospectus and Proxy Ballot are enclosed. The proposed Interim Agreements and the Reorganization and the reasons for the unanimous recommendation of the Company's Board are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the proposals, please do not hesitate to contact the Company at the toll-free number set forth above.

         We look forward to your attendance at the Meeting or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meeting.


                               Sincerely,


                               A. Max Walker
                               President and Chairman of the Board of Directors





         YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.



------------------------------------------------------------------------------------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed COMBINED PROXY STATEMENT/PROSPECTUS
("PROXY STATEMENT") select one of the following quick and easy methods to submit your proxy - ACCURATELY and QUICKLY.

VOTE ON-LINE                                          VOTE BY TOLL-FREE PHONE CALL
1.   Read the enclosed PROXY STATEMENT and have       1.   Read the enclosed PROXY STATEMENT and have your
     your PROXY BALLOT* at hand.                           PROXY BALLOT* at hand.
2.   Go to Web site WWW.PROXYVOTE.COM                 2.   Call toll-free 1-800-690-6903.
3.   Enter the 12-digit Control Number found on       3.   Enter the 12-digit Control Number found on your
     your PROXY BALLOT.                                    PROXY BALLOT.
4.   Submit your proxy using the easy-to-follow       4.   Submit your proxy using the easy-to-follow
     instructions.                                         instructions.

* DO NOT MAIL THE PROXY BALLOT IF SUBMITTING YOUR PROXY BY INTERNET OR TELEPHONE.
------------------------------------------------------------------------------------------------------------

                               NATIONS FUND, INC.
                            One Bank of America Plaza
                             101 South Tryon Street
                              Charlotte, N.C. 28255
                             TELEPHONE: 800-653-9427

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 1, 2000

To Nations International Growth Fund Shareholders:

         PLEASE TAKE NOTE THAT a special meeting of shareholders (the "Meeting") of Nations International Growth Fund of Nations Fund, Inc., will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

         ITEM 1. Ratification and approval of an interim investment sub-advisory agreement among Nations Fund, Inc., on behalf of Nations International Growth Fund, Banc of America Advisors, Inc. and Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May [15], 2000.

         ITEM 2. Ratification and approval of an interim investment sub-advisory agreement among Nations Fund, Inc., on behalf of Nations International Growth Fund, Banc of America Advisors, Inc. and Gartmore Global Partners for the period beginning on May [15], 2000 and ending on June [ ], 2000.

         ITEM 3. Ratification and approval of an interim investment sub-advisory agreement among Nations Fund, Inc., on behalf of Nations International Growth Fund, Banc of America Advisors, Inc. and Gartmore Global Partners for the period beginning on June [ ], 2000 and ending on the date of the reorganization described below (or, if the reorganization does not occur, on June [ ], 2001).

         ITEM 4. Approval of a proposed agreement and plan of reorganization, dated as of June 14, 2000 (the "Reorganization Agreement"), between Nations Fund, Inc., on behalf of Nations International Growth Fund, and Nations Reserves, on behalf of Nations International Equity Fund.

         ITEM 5. Such other business as may properly come before the Meetings or any adjournment(s).

         Items 1, 2, 3 and 4 are described in the attached Combined Proxy Statement/Prospectus.

         YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

         Shareholders of record as of the close of business on June 5, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES BY: 1) FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE
WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                  By Order of the Board of Directors,

                                  Richard H. Blank, Jr.
                                  Secretary

                       COMBINED PROXY STATEMENT/PROSPECTUS
                               Dated June 14, 2000

                     NATIONS FUND, INC. AND NATIONS RESERVES
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-653-9427

         This Combined Proxy Statement/Prospectus ("Proxy/Prospectus") is furnished in connection with the solicitation of proxies by the Board of Directors of Nations Fund, Inc. (the "Company") at a Special Meeting of Shareholders of Nations International Growth Fund (the "Fund"). The Special Meeting and any adjournment(s) are referred to as the "Meeting." The Meeting has been called to consider the proposals described in the formal notice of meeting and in this Proxy/Prospectus.

         This Proxy/Prospectus sets forth concisely the information about the proposals scheduled to be considered, including a proposal to reorganize the Fund into Nations International Equity Fund (the "Acquiring Fund"), and the information about the Acquiring Fund that a shareholder should know before deciding how to vote. This Proxy/Prospectus should be retained for future reference.

         Additional information about the Acquiring Fund is available in its:

         o        Prospectuses;

         o        Statement of Additional Information, or SAI; and

         o        Annual and Semi-Annual Reports to shareholders.

         All of this information is in documents filed with the United States Securities and Exchange Commission (the "SEC") and is available upon oral or written request and without charge. The information contained in the prospectuses of the Acquiring Fund is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. Copies of the Acquiring Fund prospectus(es) also accompany this Proxy/Prospectus. The annual report to shareholders for the fiscal year ended March 31, 2000 and the prospectus(es) for the Fund have previously been mailed to Fund shareholders. Additional copies of any of these documents are available without charge by writing the address given above or by calling 1-800-765-2668. Documents also are available on the website of the SEC at www.sec.gov.

         It is expected that this Proxy/Prospectus will be mailed to shareholders on or about June 14, 2000.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    TABLE OF CONTENTS

SUMMARY................................................................................................x
         Interim Investment Sub-Advisory Agreements....................................................x
         The Reorganization............................................................................x
              Fee Tables...............................................................................x
              Overview of the Reorganization Agreement and the Reorganization..........................x
              Overview of the Fund and the Acquiring Fund..............................................x
              Federal Income Tax Consequences..........................................................x
              Risk Factors.............................................................................x

THE INTERIM AGREEMENTS.................................................................................x
         Transaction 1 and the Interim 1 Agreement.....................................................x
         Transaction 2 and the Interim 2 Agreement; and Transaction 3 and the Interim 3 Agreement......x
         Board Consideration...........................................................................x
         Information About Gartmore....................................................................x

THE REORGANIZATION.....................................................................................x
         Description of the Reorganization Agreement...................................................x
         Reasons for the Reorganization Agreement......................................................x
         Board Consideration...........................................................................x
         Comparison of Investment Management, Investment Objective and
           Principal Investment Strategies.............................................................x
         The Master Feeder Structure...................................................................x
         Comparison of Forms of Business Organization..................................................x
         Comparison of Fund and Acquiring Fund Performance.............................................x
         Comparison of Advisory and Other Service Arrangements and Fees................................x
         Comparison of Purchase, Redemption, Distribution and Exchange Policies
           and Other Shareholder Transactions and Services.............................................x
         Federal Income Tax Considerations.............................................................x
         Capitalization................................................................................x

VOTING MATTERS.........................................................................................x
         General Information...........................................................................x
         Quorum........................................................................................x
         Shareholder Approval..........................................................................x
         Principal Shareholders........................................................................x
         Annual Meetings and Shareholder Meetings......................................................x

ADDITIONAL INFORMATION ABOUT THE COMPANY...............................................................x

FINANCIAL STATEMENTS...................................................................................x

OTHER BUSINESS.........................................................................................x

SHAREHOLDER INQUIRIES..................................................................................x

APPENDICES

     I.      EXPENSE SUMMARIES OF THE FUNDS
     II.     COMPARISON OF PERFORMANCE OF THE FUNDS
     III.    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                     SUMMARY

         The following is an overview of certain information relating to the three proposed interim investment sub-advisory agreements (each, an "Interim Agreement" and together, the "Interim Agreements") and the proposed reorganization of the Fund into the Acquiring Fund (the "Reorganization"). More complete information about the Reorganization is contained throughout this Proxy/Prospectus and its Appendices.

         INTERIM INVESTMENT SUB-ADVISORY AGREEMENTS

         The investment sub-adviser that manages the fund on a day-to-day basis is Gartmore. As described below in more detail, Gartmore has recently experienced three changes in ownership. These changes relate only to the ownership of Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change in the Gartmore personnel who manage the Fund or in the way that the Fund is managed. Nevertheless, federal securities laws require that shareholders must be given the opportunity to approve a new investment sub-advisory agreement in order to allow Gartmore to continue to serve as investment sub-adviser to the Fund whenever this type of change occurs.

         Accordingly, Fund shareholders are being solicited on three Interim Agreements that have been put in place as a result of the three changes. The first two changes led to the Royal Bank of Scotland plc becoming the indirect parent of Gartmore. The third and last change led to Nationwide Mutual Insurance Company becoming the indirect parent of Gartmore.

         Each of the three Interim Agreements is identical to the investment sub-advisory agreement that was last approved by Fund shareholders, except with respect to certain differences required by federal securities laws that are explained below, and also except with respect to the fact that the investment sub-advisory rate payable under the second and third Interim Agreements is lower than that payable under the first Interim Agreement and also the agreement that was last approved by shareholders.

         Additional details on each of the three changes in ownership of Gartmore's parent companies and the corresponding Interim Agreements can be found under "The Interim Agreements."

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS RATIFY AND APPROVE EACH INTERIM INVESTMENT SUB-ADVISORY AGREEMENT WITH GARTMORE.

         THE REORGANIZATION

         Fee Tables

         In addition to proposing the Interim Agreements, management also is proposing that the Fund be reorganized into the Acquiring Fund. The following table shows, as of March 31, 2000: (i) the current annualized total operating expense ratios of the Fund; (ii) the current annualized total operating expense ratios of the Acquiring Fund; and (iii) the PRO FORMA annualized total operating expense ratios of the Acquiring Fund based upon the fee arrangements that will be in place upon consummation of the Reorganization.

         The table shows that the total operating expense ratios of the Acquiring Fund are lower than those of the Fund. This means that ongoing fees and expenses charged on a post-Reorganization basis will be less than those currently charged. Detailed PRO FORMA expense information for each proposed reorganization is included in Appendix I.


                       Total Operating Expense Information

                                                                                    PRO FORMA
                                     Total                                          Total Combined
                                     Operating           Fund/Class                 Operating
             Fund/Share Class        Expense Ratios      Post-Reorganization        Expense Ratios

        International Growth Fund                    International Equity Fund
                 Primary A shares   1.27%                     Primary A shares      1.15%
                Investor A shares   1.52%                    Investor A shares      1.40%
                Investor B shares   2.27%                    Investor B shares      2.15%
                Investor C shares   2.27%                    Investor C shares      2.15%

         Overview of the Reorganization Agreement

         The document that governs the Reorganization is the agreement and plan of reorganization between the Company, on behalf of the Fund, and Nations Reserves ("Reserves"), on behalf of the Acquiring Fund (the "Reorganization Agreement"). The Reorganization Agreement provides for: (1) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (2) the distribution of the Acquiring Fund shares to the shareholders of the Fund in liquidation of the Fund. The Reorganization is subject to a number of conditions, including approval by Fund shareholders.

         As a result of the proposed Reorganization, a Fund shareholder will become a shareholder of a corresponding Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares having a total dollar value equal to the total dollar value of the shares of the Fund that the shareholder held immediately before the Reorganization. The Reorganization is expected to occur on September 8, 2000. The exchange of Fund shares for Acquiring Fund shares by Fund shareholders in the Reorganization is expected be tax-free under federal income tax law and shareholders will not pay any sales charge on the exchange.

         For more information about the Reorganization and the Reorganization Agreement, see "The Reorganization-Description of the Reorganization Agreement."

         Overview Comparison of the Fund and the Acquiring Fund

         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES. The investment objective and principal investment strategies of the Fund are substantially similar to those of the Acquiring Fund. The Fund seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin. The Acquiring Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

         However, there are some important differences.  For example:

         o unlike the Fund, the Acquiring Fund invests all of its assets in another fund, which is called a master portfolio. The Acquiring Fund does not have its own investment adviser or sub-adviser because it invests its assets in Nations International Equity Master Portfolio (the "Master Portfolio"). The Master Portfolio has the same investment objective and principal investment strategies as the Acquiring Fund. Throughout this Proxy/Prospectus, the terms Acquired Fund and Master Portfolio are sometimes used interchangeably; and

         o unlike the Fund, which is sub-advised by a single investment sub-adviser (I.E., Gartmore), the Acquiring Fund's Master Portfolio utilizes a "multi-manager" approach, which means that it is managed by more than one sub-adviser. Gartmore, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management Inc. ("Putnam") each manage approximately one-third of the assets of the Master Portfolio. INVESCO, Putnam, and Gartmore each will manage their respective portion of the Master Portfolio using similar styles of investment management; each style does vary somewhat from the other and also varies from the style utilized by Gartmore in managing the Fund. One effect of these differing investment styles is that, if the Reorganization is approved by shareholders, Gartmore expects to sell a substantial percentage of the Fund's portfolio securities prior to the Reorganization. This is because the multi-managers of the Acquiring Fund anticipate purchasing different securities that they believe will be better performing than those that are expected to be sold.

                  Accordingly, although the Acquiring Fund is expected to have a portfolio of securities of similar type as those held by the Fund, they are not expected to be exactly the same securities. When Gartmore sells these securities in order to allow the multi-managers to implement their respective investment styles, the Fund will incur brokerage commissions and such sales also may result in taxable capital gain or other distributions to the Fund's shareholders.

         For additional information about these and other similarities and differences between the investment objective and principal investment strategies of the Fund and Acquiring Fund, see "The Reorganization--Comparison of the Investment Objective, Investment Management and Principal Investment Strategies."

         SERVICE PROVIDERS. With the exception of the investment sub-adviser, the Fund and Acquiring Fund have the same service providers, including Banc of America Advisors, Inc. ("BAAI"), as investment adviser, as discussed under "The Reorganization--Comparison of Advisory and Other Service Arrangements and Fees." Except with respect to the contractual fee rates relating to investment sub-advisory services, the contractual fees rates charged to the Fund and the Acquiring Fund (or its corresponding master portfolio) relating to other service providers are the same.

         PURCHASE, REDEMPTION, DISTRIBUTION, EXCHANGE AND OTHER PROCEDURES. The purchase, redemption, distribution, dividend, exchange and other policies and procedures of each share class of the Fund are identical to those of the corresponding share class of the Acquiring Fund. For more information concerning these policies and procedures, see "The Reorganization--Comparison Purchase, Redemption, Distribution and Exchange Policies and other Shareholder Transactions and Services."

         Federal Income Tax Consequences

         The Reorganization is not expected to result in the recognition of gain or loss, for federal income tax purposes, by the Fund, the Acquiring Fund or their respective shareholders. However, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable distributions to the Fund's shareholders. See "The Reorganization--Federal Income Tax Considerations" for additional information. Since their inception, each of the Fund and Acquiring Fund believes it has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income distributed to shareholders.

         Principal Risk Factors

         Because of the substantial similarities in investment objective and principal investment strategies of the Fund and Acquiring Fund, investments in the Acquiring Fund will generally involve risks that are similar to those of the Fund, although there are some differences that a shareholder should consider. Principal risks that are common between the Fund and Acquiring Fund and those that are not common between the Fund and Acquiring Fund are discussed below.

         o  PRINCIPAL RISKS COMMON TO BOTH THE FUND AND THE ACQUIRING FUND

         INVESTMENT STRATEGY RISK. The investment sub-advisers (in the case of the Acquiring Fund) and Gartmore (in the case of the Fund) choose stocks that they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

         FOREIGN INVESTMENT RISK. Both the Fund and Acquiring Fund invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information; foreign government controls on foreign investment, repatriation of capital and currency; foreign withholding and other taxes potentially at punitive levels; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

         EMERGING MARKETS RISK. Both the Fund and the Acquiring Fund may invest in foreign securities of issuers located in countries considered to be emerging markets countries, like those in Eastern Europe, the Middle East, Asia or Africa. Emerging markets countries may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic factors in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

         STOCK MARKET RISK. Both the Fund and Acquiring Fund invest in common stocks. The value of the stocks that the Fund and Acquiring Fund hold can be affected by exchanges in U.S. or foreign economies, financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o PRINCIPAL RISKS AND OTHER CONSIDERATIONS NOT COMMON TO BOTH THE FUND AND THE ACQUIRING FUND

         FUTURES RISK. The Acquiring Fund's corresponding Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase volatility.

         INVESTING IN THE MASTER PORTFOLIO. The Acquiring Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy interests in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Acquiring Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses. The Acquiring Fund can withdraw its entire investment from the Master Portfolio if it is in the best interests of the Acquiring Fund to do so. It is unlikely that this would happen, but if it did, the Acquiring Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Acquiring Fund might also have to pay brokerage and other charges and a withdrawal from the Master Portfolio could also result in the recognition of taxable income by the Acquiring Fund without its receipt of any cash.

         UTILIZING A MULTI-MANAGER APPROACH. The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time. However, there is no guarantee that this will, in fact, be the case.

          For a more complete description of the Funds' and the Acquiring Funds' investment strategies and restrictions, see the Funds' and the Acquiring Funds' Prospectuses and Statements of Additional Information.

                             THE INTERIM AGREEMENTS

         The Investment Company Act of 1940 (the "1940 Act"), requires that shareholders approve a mutual fund's investment sub-advisory contract. In order to protect investors, the 1940 Act also requires that any time an investment sub-adviser undergoes a change in ownership or control, the investment sub-advisory agreement under which it provided sub-advisory services to a mutual fund is deemed to be assigned and terminated. Shareholders must then approve a new agreement in order for the fund to continue to receive sub-advisory services. In order to ensure that a fund isn't left without sub-advisory services after the termination of a sub-advisory agreement but before shareholders can approve the new agreement, the 1940 Act allows a mutual fund's board of directors to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions.

         On March 6, 2000, May [15], 2000 and June [ ], 2000, Gartmore underwent separate changes in ownership. These changes were the types of changes that could be deemed to have caused the termination of the then current investment sub-advisory agreement that the Fund had in place with Gartmore. Accordingly, Interim Agreements were put in place as described below in more detail.

         TRANSACTION 1 AND THE INTERIM 1 AGREEMENT

         As of March 6, 2000, Gartmore was a joint venture, structured as a 50/50 general partnership between NB Partner Corp. and Gartmore U.S. Limited. As of that date, NB Partner Corp. was a wholly-owned subsidiary of Bank of America Corporation and Gartmore U.S. Limited was an indirect wholly-owned subsidiary of Asset Management Holdings plc ("AMH").

         Until March 6, 2000, AMH was a wholly-owned subsidiary of National Westminster Bank plc ("NatWest"), which was owned by public shareholders. On that date, the Royal Bank of Scotland Group plc ("RBS") acquired NatWest in a tender-offer transaction ("Transaction 1"). As a result of Transaction 1, RBS acquired indirect ownership of 50% of Gartmore. Accordingly, Transaction 1 was treated as a "change in control" of Gartmore, which effected an assignment and termination of the investment sub-advisory agreement last approved by shareholders (the "Previous Agreement"). The Previous Agreement was last approved by shareholders at a meeting held on July 12, 1997. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.70% of the average daily net asset value of the Fund.

         At regular meetings held on March 3, 2000, the Boards approved an interim agreement among BAAI, Gartmore and the Company, on behalf of the Fund (the "Interim 1 Agreement"), in accordance with the terms of Rule 15a-4. In particular, the Interim 1 Agreement (i) does not provide for any increase in the compensation to be received by Gartmore from that provided in the Previous Agreement; (ii) provides that the Board, or a majority of the Fund's outstanding shares, may terminate the Interim 1 Agreement at any time, without payment of any penalty, on ten (10) days written notice to Gartmore; (iii) contains the same terms and conditions as the Previous Agreement, with required exceptions; and (iv) provides that compensation earned by Gartmore under the Interim 1 Agreement be held in an interest-bearing escrow account to be paid to Gartmore only if the shareholders of the Fund ratify the Interim 1 Agreement, and that if shareholders do not ratify the Interim 1 Agreement, Gartmore shall be entitled to a portion of such compensation that equals its costs incurred in providing services under the Interim 1 Agreement (plus interest earned on that amount while in escrow). The investment sub-advisory fee rate payable to Gartmore under the Interim 1 Agreement is at an annual rate of 0.70% of the average daily net asset value of the Fund, which is the same as under the Previous Agreement. The term of the Interim 1 Agreement is from March 6, 2000 through May [15], 2000.

         TRANSACTION 2 AND THE INTERIM 2 AGREEMENT; AND TRANSACTION 3 AND THE INTERIM 3 AGREEMENT

         Prior to the closing of Transaction 1, RBS expressed interest in selling the entire Gartmore advisory business to a third-party. Subsequently, Gartmore U.S. Limited and NB Partner Corp. entered into an agreement whereby NB Partner Corp. agreed to transfer its 50% interest in Gartmore to Gartmore Securities Limited ("Transaction 2"). Transaction 2 resulted in AMH indirectly owning 100% of Gartmore; accordingly, a sale of AMH by RBS would convey the entire Gartmore advisory business to the buyer. On March 30, 2000, RBS announced the sale of AMH to Nationwide Mutual Insurance Company ("Nationwide") ("Transaction 3"). Consequently, upon the closing of Transaction 3, Nationwide indirectly owned 100% of Gartmore. Transaction 2 closed on May [15], 2000 and Transaction 3 closed on June [ ], 2000.

         At special meetings held on April 26, 2000, the Boards approved an interim agreement (the "Interim 2 Agreement") in connection with Transaction 2, and an interim agreeement (the "Interim 3 Agreement") in connection with Transaction 3, in accordance with the terms of Rule 15a-4, even though the previous agreement had already been terminated by Transaction 3.

         The Interim 2 Agreement and Interim 3 Agreement are identical in all material respects to the Interim 1 Agreement except for the effective date, termination date and sub-advisory fee rate. The investment sub-advisory fee rate payable to Gartmore under the Interim 2 Agreement is at an annual rate of 0.54% of the average daily net asset value of the Fund, which is less than the rate payable under the Interim 1 Agreement. The term of the Interim 2 Agreement is from May [15], 2000 through June [ ], 2000. The investment sub-advisory fee rate payable to Gartmore under the Interim 3 Agreement is an annual rate of 0.54% of the average daily net asset value of the Fund, which is the same as the rate payable under the Interim 2 Agreement and less than that payable under the Interim 1 Agreement. The term of the Interim 3 Agreement is from June [9], 2000 through June [8], 2001.

         BOARD CONSIDERATION

         At an in-person meeting held on March 3, 2000, the Board of the Company (the "Board") considered matters relating to Transaction 1 and approved the Interim 1 Agreement. Such approval was made by the Board, including a majority of the Directors who were not parties to the Interim 1 Agreement or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreement. Specifically, the Board determined that the compensation payable under the Interim 1 Agreement was fair and reasonable and did not reflect an increase in compensation from the Previous Agreement. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim 1 Agreement would be at least equivalent to the scope and quality of services provided under the Previous Agreement.

         At an in-person meeting held on April 26, 2000, the Board considered matters relating to Transactions 2 and 3 and approved the Interim 2 Agreement and Interim 3 Agreement. Such approvals were made by the Board, including a majority of the Directors who were not parties to the Interim Agreements or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreements. Specifically, the Board determined that the compensation payable under the Interim 2 Agreement and Interim 3 Agreement was fair and reasonable and did not reflect an increase in compensation from the Interim 1 Agreement. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim 2 Agreement and Interim 3 Agreement would be at least equivalent to the scope and quality of services provided under the Interim 1 Agreement.

         INFORMATION REGARDING GARTMORE

         Gartmore, with principal offices at One Bank of America Plaza, Charlotte, North Carolina 28255, currently serves as investment sub-adviser to the Fund pursuant to the Interim 3 Agreement which was approved by the Board of Directors of the Company. As of the date of this Proxy/Prospectus, Gartmore is an indirect subsidiary of AMH, which in turn, is an indirect subsidiary of Nationwide. Nationwide is headquartered at One Nationwide Plaza, Columbus, Ohio 43215-2200. [Gartmore is managed by a four-person management committee, with two members appointed by each partner, and day-to-day affairs are managed by a chief executive officer and a chief investment officer.]

         The principal executive officers of Gartmore are listed below. The business address of each such individual is One Bank of America Plaza, Charlotte, North Carolina 28255.


Name and Address           Position at Gartmore          Principal Occupation




         The aggregate amount paid to Gartmore by BAAI for the Fund for the period March 31, 1999 through March 31, 2000 was $1,205,459. The aggregate amount paid to Gartmore by BAAI for all of the mutual funds in the Nations Funds family for the period March 31, 1999 through March 31, 2000 was $3,477,041.

         Gartmore also serves as investment sub-adviser to three other international portfolios in the Nations Funds family: Nations International Equity Master Portfolio, Nations Emerging Markets Fund and Nations Annuity International Growth Portfolio. For services provided pursuant to investment sub-advisory agreements, BAAI pays Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of:

                                                                                         Total Net Assets
Fund Name                                  Current Annual Sub-Advisory Fee               as of 3/31/2000
---------                                  -------------------------------               ---------------

Nations International Equity Master        0.65% of the first $60,000,000 of the         $
Portfolio                                  Master Portfolio's average daily net
                                           assets; plus, 0.55% of the next
                                           $130,000,000 of the Master
                                           Portfolio's average daily net assets;
                                           plus 0.45% of the next $200,000,000
                                           of the Master Portfolio's average
                                           daily net assets; plus 0.40% of the
                                           Master Portfolio's average daily net
                                           assets in excess of $390,000,000.

Nations Emerging Markets Fund              .66% of average daily net assets              $
Nations Annuity International Growth       .54% of average daily net assets              $
Portfolio

         For the fiscal year ended March 31, 2000, Gartmore did not waive or otherwise reduce its compensation under any applicable contract for the Fund. For the fiscal year ended March 31, 2000, Gartmore waived or otherwise reduced its compensation under any applicable contract for the all the other mutual funds in the Nations Funds family in an amount equal to $223,410.

         No officer or director of the Company is an officer, employee, director, general partner or shareholder of BAAI, Gartmore or their affiliates.

                               THE REORGANIZATION

         DESCRIPTION OF THE REORGANIZATION AGREEMENT

         The Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for (i) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (ii) the distribution of such Acquiring Fund's shares to shareholders of the Fund in liquidation of the Fund. The completion of the Reorganization is conditioned upon the Company and Reserves receiving an opinion from counsel that the exchange contemplated under the Reorganization will be tax-free under federal income tax law. The Reorganization Agreement includes a number of other conditions for completion of the Reorganization, sets forth representations and warranties of the parties and describes the mechanics of the transaction.

         The Reorganization Agreement also provides that the Reorganization may be abandoned at any time before the closing of the Reorganization (the "Closing") upon the mutual consent of the Fund and Acquiring Fund. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Company's Board of Directors and Reserves's Board of Trustees and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver is to be in writing and authorized by the Company's Board of Directors or Reserves's Board of Trustees with or without the approval of the parties' shareholders).

         Upon completion of the Reorganization, all outstanding shares of the Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the Acquiring Fund. At closing of the Reorganization, the assets of the Fund will be transfered to the Acquiring Fund as described above. Immediately thereafter, those assets will be kicked up to the Master Portfolio.

         Finally, the Reorganization provides that BAAI, Gartmore and/or their affiliates will bear all customary expenses associated with the Reorganization. The Fund will not bear any of these costs.

         A copy of the Reorganization Agreement is available at no charge by calling or writing the Company at the toll-free telephone number or address listed on the first page of the Proxy/Prospectus. Copies of the Reorganization Agreement also are available at the SEC's website (www.sec.gov).

         REASONS FOR THE REORGANIZATION

         The primary reason for the Reorganization is management's belief that the interests of the shareholders of the Fund would likely be better served if it participated in the Reorganization, thereby enabling shareholders to own shares of the Acquiring Fund with its significantly larger asset size, while at the same time allowing Fund shareholders to remain invested in a similar mutual fund in the Nations Funds family. Through market depreciation and redemption activity, the Fund's asset size has declined significantly, making it more difficult for the Fund to maintain favorable economies of scale and achieve other benefits that come from greater asset size. Because the Acquiring Fund has a significantly higher asset size than the Fund, it has lower total operating expense ratios than the Fund, which means that Fund shareholders would pay less in total operating expenses if the Reorganization were consummated.

         Accordingly, management, including the Board of Directors of the Company, believes that the proposed Reorganization should benefit Fund shareholders by, among other things:

         o Offering reductions in total operating expense ratios for all Fund shareholders; and

         o Offering shareholders the opportunity to remain invested in a generally similar mutual fund in the Nations Funds family.

         BOARD CONSIDERATION

         The Company's Board of Directors unanimously voted to approve the Reorganization Agreement at a meeting held on April 26, 2000. During deliberations, the Directors (with the advice and assistance of its counsel) reviewed and considered, among other things: (1) the various aspects of the Reorganization and the terms of the Reorganization Agreement; (2) the current and declining asset levels; (3) the investment advisory and other fees paid by the Fund, and the historical and projected expense ratios for the Fund, as compared with those of the Acquiring Fund; (4) the expected cost-savings for all of the Fund's shareholders; (5) the investment objective, principal investment strategies and risks of the Fund and their relative compatibility with those of the Acquiring Fund, (6) the historical investment performance records of the Fund and the Acquiring Fund; (7) the fact that Fund shareholders would experience no change in shareholder services with respect to their class of shares; (8) the anticipated tax-free nature of the exchange of shares in the Reorganization; (9) the fact that moving from a single adviser to a multi-manager approach may cause a significant repositioning in the Fund's portfolio prior to the Reorganization, thereby causing the Fund to experience increased brokerage commissions and also possibly causing the Fund to make taxable capital gain or other distributions to its shareholders; (10) potential benefits of the Reorganization, if any, to other persons, including BAAI and its affiliates (E.G., the benefit of consolidating resources within BAAI and its affiliates). The Board also considered BAAI's belief that the Reorganization would eliminate certain duplicative shareholder costs (E.G., legal and accounting costs) and reduce market overlap-that is, BAAI's belief that investors had not perceived a significant enough difference between the Fund and its corresponding Acquiring Fund to warrant offering both investment options. It also was noted that BAAI, Gartmore and/or their affiliates would assume all customary expenses associated with the Reorganization.

         Based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, the Board of Directors of the Company, including all of the non-interested directors, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the Fund, and that the shares of the Fund would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Reserves, including all of the non-interested Trustees, also evaluated the Reorganization and based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the Acquiring Fund and that the shares of the Acquiring Fund would not be diluted as a result of the Reorganization.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AGREEMENT.

         COMPARISON OF INVESTMENT MANAGEMENT, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         The investment objective and principal investment strategies of the Fund and the Acquiring Fund are substantially similar. The chart below compares these aspects of the Fund and Acquiring Fund. Additional information about the Fund's and Acquiring Fund's investment objective and principal investment strategies is contained in their Prospectuses and Statement of Additional Information.

         The Fund and Acquiring Fund both normally invest at least 65% of their assets in common stocks of foreign issuers.

         However, there are two primary differences between the two funds:

         o Master/Feeder - The Acquiring Fund is a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." The Fund invests all of its assets in Nations International Equity Master Portfolio (the "Master Portfolio"), a series of Nations Master Investment Trust. The details of this structure are outlined below, under "The Reorganization--The Master/Feeder Structure."

         o The Investment Sub-Adviser - As described in the chart below, unlike the Fund, which is sub-advised solely by Gartmore, the Acquiring Fund utilizes a "multi-manager" approach, where INVESCO, Putnam and Gartmore each manage approximately one-third of the assets of the Master Portfolio.


                             INTERNATIONAL GROWTH FUND                         INTERNATIONAL EQUITY FUND

----------------------- ------------------------------------------------- ------------------------------------------------
     Investment              BAAI is the Fund's investment adviser.            BAAI is the Master Portfolio's investment
     Management:             Gartmore is the Fund's investment                 adviser.  The Master Portfolio
                             sub-adviser.  Brian O'Neill, the principal        sub-advised utilizing a "multi-manager"
                             senior investment manager of the Gartmore         approach, which means that it is managed
                             Global Portfolio Team, makes the                  by more than one investment sub-adviser.
                             day-to-day investment decisions for the           INVESCO, Putnam and Gartmore each manage
                             Fund.                                             approximately one-third of the assets of
                                                                               the Master Portfolio. Six portfolio
                                                                               managers from Gartmore, INVESCO's
                                                                               International Equity Portfolio Management
                                                                               Team and Putnam's Core International
                                                                               Equity Group make the day-to-day
                                                                               investment decisions for their portion of
                                                                               the Master Portfolio.

----------------------- ------------------------------------------------- ------------------------------------------------
     Investment              The Fund seeks long-term capital growth by        The Acquiring Fund seeks long-term
     Objective:              investing primarily in equity securities          capital growth by investing primarily in
                             of companies domiciled in countries               equity securities of non-United States
                             outside the United States and listed on           companies in Europe, Australia, the Far
                             major stock exchanges primarily in Europe         East and other regions, including
                             and the Pacific Basin.                            developing countries.

----------------------- ------------------------------------------------- ------------------------------------------------
     Principal               The Fund normally invests at least 65% of         The Fund invests all of its assets in the
     Investment              its assets in foreign companies listed on         Master Portfolio.  The Master Portfolio


                             INTERNATIONAL GROWTH FUND                         INTERNATIONAL EQUITY FUND

----------------------- ------------------------------------------------- ------------------------------------------------
     Strategies:             major exchanges in Europe and the Pacific         has the same investment objective as the
                             Basin.  These companies can be of any             Fund.  The Master Portfolio normally
                             size.  The Fund may invest up to 35% of           invests at least 65% of its assets in
                             its assets in securities of issuers               established companies located in at least
                             located in developing countries in the            three countries other than the United
                             Asia and Pacific regions, Africa, Latin           States.  The portfolio managers select
                             America and Eastern Europe.  The Fund will        countries, including emerging market or
                             generally hold 50 to 80 securities                developing countries, and companies they
                             invested in approximately 10 industry             believe have the potential for growth.
                             sectors within 15 to 20 stock markets.

                             The Fund invests in common stocks,                The Master Portfolio primarily invests in
                             preferred stocks, and convertible securities,     equity securities which may include equity
                             such as warrants, rights and convertible          interests in foreign investment funds or
                             debt.                                             trusts, convertible securities, real estate
                                                                               investment trust securities and depository
                                                                               receipts. The Master Portfolio may invest
                                                                               in foreign currency exchange contracts to
                                                                               convert foreign currencies to and from the
                                                                               U.S. dollar, and to hedge against changes
                                                                               in foreign currency exchange rates.

                              The Fund may also invest in securities that      The Master Portfolio may also invest in
                              aren't part of its principal investment          securities that aren't part of its principal
                              strategies, but it won't hold more than 10%      investment strategies, but it won't hold
                              of its assets in any one type of these           more than 10% of its assets in any one type
                              securities. These securities are described in    of securities. These securities are
                              the SAI.                                         described in the SAI.

                              The portfolio manager uses a "bottom-up"         The Master Portfolio is a "multi-manager"
                              approach to selecting securities, looking for    fund. It has three different investment
                              companies with:                                  managers. Each is responsible for
                                                                               managing approximately one-third of the
                              o high quality and sustainable earnings          Master Portfolio's assets. The managers
                              o high growth potential over a two-year          all have different, but complementary,
                                investment horizon                             investment styles:
                              o quality management teams
                              o the ability to finance growth internally       o Gartmore combines "top down,"
                              o strong financial results                         allocation among regions around the
                                                                                 world with a stock selection process
                              Throughout the investment process, the             that focuses on investing in securities
                              portfolio manager balances the Fund's              when growth is likely to be higher, or
                              emphasis on growth companies with a                sustained longer, than other investors
                              sensitivity to securities prices.                  expect.
                                                                               o INVESCO uses a "bottom up"
                                                                                 approach, focusing exclusively on
                                                                                 stock selection, and looking for
                                                                                 sustainable growth.
                                                                               o Putnam is a "core manager," focusing
                                                                                 on stable, long-term investments,
                                                                                 rather than growth or value stocks. It
                                                                                 combines "bottom up" stock selection
                                                                                 with "top down" country allocation.


                             INTERNATIONAL GROWTH FUND                         INTERNATIONAL EQUITY FUND

----------------------- ------------------------------------------------- ------------------------------------------------
                             The portfolio manager may sell a security         The multi-manager strategy is based on the
                             when its price reaches the target set by the      belief that having more than one manager
                             portfolio manager, when there is a                may result in better performance and more
                             deterioration in the growth prospects of the      stable returns over time. A manager may
                             company or its industry, when the portfolio       sell a security when its price reaches the
                             manager believes other investments are            target set by the manager, when the
                             more attractive, or for other reasons.            company's growth prospects are
                                                                               deteriorating, when the manager believes
                                                                               other investments are more attractive, or
                                                                               for other reasons.

         THE MASTER/FEEDER STRUCTURE

         The Acquiring Fund is a feeder fund in a master/feeder structure, which means that it invests all of its assets in Nations International Equity Master Portfolio, which has an identical investment objective and principal investment strategies. The Master Portfolio is a series of Nations Master Investment Trust--a registered investment company in the Nations Funds family. One advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing a large pool of assets. Another advantage of such a structure is that the master portfolios will have opportunities to pursue other distribution channels--such as offshore fund investors--that would not otherwise be available to stand-alone mutual funds. In addition to the Acquiring Fund, there is one other feeder fund that invests in the Master Portfolio. It is a series of the World Horizon Funds and is called World Horizon International Equity Fund. In addition, other feeders also may invest in the Master Portfolio in the future.

         All feeders in the Master Portfolio will invest on the same terms and conditions as the Acquiring Fund and will pay a proportionate share of the Master Portfolio's expenses. For the Acquiring Fund, such expenses and fees are already reflected in the total operating expense ratios that are shown in this Proxy/Prospectus (see Appendix I). However, other investors in the Master Portfolio are not required to sell their shares at the same offering price as the Acquiring Fund and could be sold with different sales loads and on-going administrative and other expenses. Therefore, Acquiring Fund shareholders may have different returns than other shareholders who invest in the Master Portfolio. In addition, the Acquiring Fund may withdraw its entire investment from the Master Portfolio if the Board of Trustees of Reserves determines that it is in the best interests of the Acquiring Fund to do so. Also, other investors in a Master Portfolio may similarly withdraw their investment at any time. The Acquiring Fund might withdraw, for example, if the Master Portfolio changed its investment objective, policies and limitations in a manner unacceptable to the Board of Trustees of Reserves. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Master Portfolio to the Acquiring Fund. That distribution could result in a less diversified portfolio of investments for the Acquiring Fund and could adversely affect the liquidity of the Acquiring Fund's investment portfolio. In addition, if securities were distributed, the Acquiring Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain adverse tax consequences for a shareholder.

         The Acquiring Fund and Nations International Equity Fund (Offshore) are currently the two interestholders in the Master Portfolio. This means that any matter upon which the interestholders of the Master Portfolio are required to vote (for example, a new investment advisory contract) will be voted upon by each of each of these feeder funds. In determining how to vote its interests, the Acquiring Fund may either submit the matter to its shareholders and vote its interests in the same proportion as its shareholders vote, or it may vote its interests in the same proportion as the Nations International Equity Fund (Offshore)'s (or any other feeder fund's) interests are voted.

         The Master Portfolio intends to be treated as a partnership for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership, a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (I.E., "passed-through") to its interest holders, regardless of whether any amounts are actually distributed by the Master Portfolio. Each interest holder in the Master Portfolio, such as the Acquiring Fund, will be taxed on its share (as determined in accordance with the governing instruments of the Master Portfolio) of the Master Portfolio's income and gains in determining such holder's taxable income. The determination of such share will be made in accordance with the Code and Treasury Regulations promulgated thereunder. It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an interest holder in the Master Portfolio will be able to qualify as a regulated investment company by investing substantially all of its assets through the Master Portfolio.

         COMPARISON OF FORMS OF ORGANIZATION

         Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing charter documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. The Company is a Maryland corporation. The proposed Reorganization would reorganize the Fund into a series of Reserves, which is a Massachusetts business trust. There are few differences between these forms of organization although one advantage to a Massachusetts business trust is its potentially greater flexibility. Generally, under Massachusetts business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Massachusetts generally have more flexibility in their operations and certainty about any operational restrictions because the restrictions are written in the fund's declaration of trust.

         The following discussion outlines some of the differences between the state law and documents currently governing the Company's Fund and that which apply to the Acquiring Fund as a series of Reserves.

o The Board of Trustees. The Fund, as part of a Maryland corporation, is governed by a Board of Directors. The Acquiring Fund, as part of a Massachusetts business trust, instead is governed by a Board of Trustees. The Board of Trustees of Reserves has ten Trustees, all ten of whom currently serve as Directors of the Company.

o Governing Documents. Maryland corporations are governed by organizational documents called articles of incorporation (or sometimes called a charter) and by-laws. Massachusetts business trusts are governed by similar set of documents, called a declaration of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, its Articles of Incorporation and By-Laws provide (and Maryland law requires) that a majority of all outstanding shares of the Company must approve such a dissolution. The Declaration of Trust and By-Laws of Reserves provides that only a majority of the shares voted at a meeting is needed to approve a similar dissolution.

              In general, however, the attributes of a share of common stock are comparable to those of a share of beneficial interest, I.E., shares of both are entitled to one vote per share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when class voting is permitted by its Board.

o Shareholder Liability. Under Maryland law, shareholders are not personally liable for the debts of the Fund. By contrast, under Massachusetts law, interestholders of a Massachusetts business trust like Reserves could, under certain circumstances, be held personally liable for the obligations of the trust. However, Reserves has provisions in its Declaration of Trust that are intended to protect shareholders from such liability. Thus, the risk of an interestholder incurring a financial loss on account of interestholder liability is limited to circumstances in which the trust itself is unable to meet its obligations (e.g., in the event its liabilities exceed its assets). This is a highly unlikely event.

         COMPARISON OF FUND AND ACQUIRING FUND PERFORMANCE

         For a comparison of the performance of the Funds and their corresponding Acquiring Funds, by class, see Appendix II. Of course, the past performance of the Fund and Acquiring Fund is no guarantee of how they will perform in the future.

         COMPARISON OF ADVISORY AND OTHER SERVICE ARRANGEMENTS AND FEES

         The Fund and the Acquiring Fund have the same service providers. Upon completion of the Reorganization, these service providers are expected to continue to serve the Acquiring Fund in the capacities indicated below.

                Service Providers for the Funds and the Acquiring Funds
                -------------------------------------------------------

Investment Adviser                  BAAI
Investment Sub-Adviser              Gartmore for the Fund; INVESCO,
                                    Putnam and Gartmore for the
                                    Acquiring Fund
Distributor                         Stephens Inc. ("Stephens")
Co-Administrator                    BAAI
Co-Administrator                    Stephens
Sub-Administrator                   The Bank of New York
Custodian                           The Bank of New York
Transfer Agent                      PFPC Inc.
Sub-Transfer Agent                  Bank of America, N.A. ("Bank of
                                    America") (for Primary A shares only)
Independent Accountants             PricewaterhouseCoopers LLP

         Investment Advisory and Sub-Services. Detailed information about the advisory and sub-advisory arrangements for the Fund and the Acquiring Fund, including fee rates, is provided above under "The Interim Agreements."

         Administration Services. Stephens and BAAI are the co-administrators for the Fund and Acquiring Fund. Stephens and BAAI provide the Fund and Acquiring Fund with administrative services, including, among other things, general supervision of their non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the respective Boards of the Company and Reserves. For these services and the assumption of expenses, Stephens and BAAI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.22% of the Fund's and Acquiring Fund's average daily net assets.

         Distribution and Shareholder Servicing Arrangements. Shares of the Fund and Acquiring Fund are distributed by Stephens, a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act").

         PRIMARY A SHARES. Primary A shares are not subject to any distribution or shareholder servicing fees and, accordingly, the Fund and the Acquiring Fund have not adopted any related plans.

         INVESTOR A SHARES. Pursuant to combined distribution and shareholder servicing plans adopted pursuant to Rule 12b-1 under the Act by the Fund and Acquiring Fund for their Investor A shares, the Fund and Acquiring Fund may compensate Stephens for any activities or expenses primarily intended to result in the sale of Investor A shares, including sales related services provided by banks, broker/dealers or other financial institutions ("Selling Agents") that have entered into a sales support agreement with Stephens. In addition, the Fund and Acquiring Fund may compensate or reimburse broker/dealers, banks and other financial institutions ("Servicing Agents") which provide shareholder support services to their customers who own Investor A shares. This shareholder servicing and distribution plan provides that the Fund may pay Stephens, Selling Agents that have entered into a sales support agreement with Stephens, or Servicing Agents that have entered into a Shareholder Servicing Agreement with the Fund and Acquiring Fund up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A shares of the Fund and Acquiring Fund.

         INVESTOR B SHARES AND INVESTOR C SHARES. The Fund and Acquiring Fund have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor B Shares and Investor C Shares of the Fund and Acquiring Fund. Pursuant to these distribution plans, the Fund and Acquiring Fund may pay Stephens for expenses incurred in connection with the marketing or distribution of the Fund's shares, including sales related services provided by selling agents that have entered into a sales support agreement with Stephens. Payments under these distribution plans will be calculated daily and paid monthly and may not exceed 0.75% on an annualized basis of the average daily net asset value of the Investor B Shares and Investor C Shares of the Fund and Acquiring Fund. The Fund and Acquiring Fund have also adopted shareholder servicing plans with respect to the Investor B Shares and Investor C Shares of the Fund and Acquiring Fund. Pursuant to these shareholder servicing plans, the Fund and Acquiring Fund may compensate or reimburse servicing agents that provide shareholder support services to their customers who own shares of the Fund or Acquiring Fund. Payments under these shareholder servicing plans will be calculated daily and paid monthly and may not exceed 0.25% (on an annual basis) of the average daily net assets of the Investor B Shares and Investor C Shares.

         COMPARISON OF PURCHASE, REDEMPTION, DISTRIBUTION AND EXCHANGE POLICIES AND OTHER SHAREHOLDER TRANSACTIONS AND SERVICES

         As a result of the Reorganization Fund shareholders will hold shares of the same class of the Acquiring Fund as they held in the Fund. For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the Acquiring Fund. Accordingly, all of the purchase, redemption, distribution, exchange policies and other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charge or sales load will be imposed in connection with the exchange of shares in the Reorganization.

         FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon its particular situation. A Fund shareholder may also be subject to special rules not discussed below if you are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Fund shares as a capital asset at the time of the Reorganization.

         Neither the Company nor Reserves has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. A Fund shareholder is urged to consult with its own tax advisors and financial planners as to the particular tax consequences of the merger to the Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         The obligation of the Fund and the Acquiring Fund to consummate the merger is conditioned upon the receipt by the Company and Reserves of an opinion of Morrison & Foerster LLP reasonably acceptable to the Company and Reserves substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganization will be treated for federal income tax purposes as a tax-free reorganization under

Section 368(a) of the Code and that the Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Fund and the Acquiring Fund are so treated:

o Neither the Fund nor the Acquiring Fund will recognize any gain or loss as a result of the Reorganization.

o A Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder's Fund shares pursuant to the Reorganization.

o A Fund shareholder's aggregate tax basis for the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

o A Fund shareholder's holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the Fund shares are held.

         The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Company, on behalf of the Fund, and Reserves, on behalf of the Acquiring Fund, including representations in certificates to be delivered to Morrison & Foerster LLP by the management of each of the Company and Reserves, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that the Company and Reserves is unable to obtain the tax opinion, they are permitted under the Reorganization Agreement to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.

         Regardless of whether the acquisition of the assets and liabilities of the Fund by the Acquiring Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to the Fund's shareholders.

         Since its formation, each of the Fund and the Acquiring Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each of the Fund and the Acquiring Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.

         CAPITALIZATION

         The following table shows the total net assets, number of shares outstanding and net asset value per share of the Fund and the Acquiring Fund. This information is generally referred to as the "capitalization." The term "PRO FORMA capitalization" means the expected capitalization of the Acquiring Fund after it has combined with the Fund, I.E., as if the Reorganization had already occurred.

         These capitalization tables are based on figures as of March 31, 2000. The ongoing investment performance and daily share purchase and redemption activity of the Fund and Acquiring Fund affects capitalization. Therefore, the capitalization on the Closing Date may vary from the capitalization shown in the following table.

                                                                                               NET ASSET VALUE
                                              TOTAL NET ASSETS        SHARES OUTSTANDING          PER SHARE

International Growth Fund                       $866,731,323              51,784,624                $16.74
                                             (Primary A shares)       (Primary A shares)      (Primary A shares)
                                                 $43,111,512               2,611,087                $16.51
                                             (Investor A shares)      (Investor A shares)    (Investor A shares)
                                                 $32,072,746               1,997,210                $16.06
                                             (Investor B shares)      (Investor B shares)    (Investor B shares)
                                                  $986,856                  62,776                  $15.72
                                             (Investor C shares)      (Investor C shares)    (Investor C shares)

International Equity Fund                        $96,459,769               6,786,026                $14.21
                                             (Primary A shares)       (Primary A shares)      (Primary A shares)
                                                 $31,710,025               2,284,872                $13.88
                                             (Investor A shares)      (Investor A shares)    (Investor A shares)
                                                 $1,493,168                 111,280                 $13.42
                                             (Investor B shares)      (Investor B shares)    (Investor B shares)
                                                  $542,517                  38,970                  $13.92
                                             (Investor C shares)      (Investor C shares)    (Investor C shares)

PRO FORMA International Equity Fund             $963,191,092              57,547,809                $16.74
                                             (Primary A shares)       (Primary A shares)      (Primary A shares)
                                                 $74,821,537               4,531,633                $16.51
                                             (Investor A shares)      (Investor A shares)    (Investor A shares)
                                                 $33,565,914               2,090,191                $16.06
                                             (Investor B shares)      (Investor B shares)    (Investor B shares)
                                                 $1,529,373                 97,287                  $15.72
                                             (Investor C shares)      (Investor C shares)    (Investor C shares)



         The Acquiring Fund's financial highlights can be found in its Prospectuses, which are incorporated by reference in this Proxy/Prospectus.

                                 VOTING MATTERS

         GENERAL INFORMATION

          This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board of Directors of the Company. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company also may solicit proxies by telephone or otherwise. In this connection, the Company has retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) by telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to ADP Proxy Services at (704) 388-2641; (3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation addressed to the Company at the address shown on the cover page of this Proxy/Prospectus, or a subsequently executed proxy or by attending the Meeting and voting in person.

         Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI, Gartmore and/or their affiliates.

         Only shareholders of record at the close of business on June 5, 2000 will be entitled to vote at the Meeting. On that date, __________ shares were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

         If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

         QUORUM

         A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Interim Agreements and the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any Interim Agreement or the Reorganization Agreement are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Under Maryland state law, any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting, provided that the Meeting is not adjourned beyond the 120th day from June 5, 2000 (which is the record date). Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

         SHAREHOLDER APPROVAL

         The Interim Agreements and the Reorganization Agreement are being submitted for approval at the Meeting by the Fund's shareholders pursuant to the Company's Articles of Incorporation and By-Laws, and were unanimously approved by the Company's Board of Directors at meetings held on March 3, 2000 and April 26, 2000. The 1940 Act requires that each Interim Agreement must be approved by a "majority of the outstanding shares" of the Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. The Reorganization Agreement must be approved by a majority of the Fund's shares that are voted by proxy or in person at the Meeting. The Acquiring Fund shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

         If an Interim Agreement is not approved by shareholders, Gartmore would be entitled to receive for the period covered by such Interim Agreement a portion of such compensation that equals its costs incurred in providing services under the Interim Agreement (plus interest earned on that amount while in escrow). If the Reorganization is not approved, the Board of Directors of the Company will consider what further action is appropriate.

         PRINCIPAL SHAREHOLDERS

         The table below shows the name, address and share ownership of each person known to the Company and Reserves to have ownership with respect to 5% or more of a class of the Fund and Acquiring Fund, respectively, as of June 5, 2000. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust or Reserves to own such shares beneficially is designated by an asterisk.

                                                                                                                  PERCENTAGE OF
                                                              CLASS AMOUNT OF    PERCENTAGE OF     PERCENTAGE       FUND POST
           FUND                    NAME AND ADDRESS            SHARES OWNED          CLASS           OF FUND         CLOSING
INTERNATIONAL GROWTH FUND

           FUND
INTERNATIONAL EQUITY FUND


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of June 5, 2000, Bank of America had voting control of xx.xx% of the Fund's outstanding shares. Accordingly, the Bank of America may be considered to "control" the Fund. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. It is possible that the effect of the bank's control would be the increased likelihood that the Fund's shareholders will approve the Reorganization.

         As of June 5, 2000, the officers and trustees of the Company, as a group, owned less than 1% of any class of the Fund or Acquiring Fund.

         ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

         The Company presently does not hold annual meetings of shareholders for the election of Directors and other business unless otherwise required by the 1940 Act.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

         Additional information about the Fund and Acquiring Fund is included in their Prospectuses and Statements of Additional Information dated August 1, 1999, as supplemented, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling the Company at the address and telephone number set forth on the first page of this Proxy/Prospectus. The proxy materials, reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549, and 7 World TradeCenter, Suite 1300, New York, NY 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site (www.sec.gov) that contains reports, other information and proxy statements filed by the Company.

         Officers of the Trust are elected by, and serve at the pleasure of, the Board of Directors. Officers of the Company receive no remuneration from the Company for their services in such capacities.

                              FINANCIAL STATEMENTS

         The audited financial statements and financial highlights for shares of the Fund and Acquiring Fund for the annual period ended March 31, 2000 are incorporated by reference in their prospectuses or statements of additional information, or in the statement of additional information related to this Proxy/Prospectus.

         The annual financial statements and financial highlights of the Funds for the year ended March 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon and have been incorporated by reference in the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

                                 OTHER BUSINESS

         The Company's Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Company in writing at the address(es), or by phone at the phone number(s), on the cover page of this Proxy/Prospectus.

                              *        *        *

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY TELEFACSIMILE, TELEPHONE OR ON-LINE.

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MARCH 31, 2000 ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS FUND, INC., ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR
BY TELEPHONE AT 1-800-321-7854.

                                   APPENDIX I

           EXPENSE SUMMARIES OF NATIONS INTERNATIONAL GROWTH FUND AND
                        NATIONS INTERNATIONAL EQUITY FUND
                 -----------------------------------------------


         The following tables describe the fees and expenses associated with holding Fund and Acquiring Fund shares. In particular, the tables (a) compare the fees and expenses as of March 31, 2000, for each class of the Fund and the corresponding class of the Acquiring Fund, and (b) show the estimated fees and expenses for the combined Fund on a PRO FORMA basis after giving effect to the Reorganization.

         The fund operating expense levels shown in this Proxy/Prospectus assume current net asset levels; PRO FORMA expense levels shown should not be considered an actual representation of future expenses or performance. Such PRO FORMA expense levels project anticipated levels but may be greater or less than those shown.



                                               INTERNATIONAL GROWTH FUND AND
                                                 INTERNATIONAL EQUITY FUND

---------------------------------------------------------- ----------------- ------------------ ----------------
PRIMARY A SHARES                                                                                INTERNATIONAL
                                                                                                EQUITY FUND
                                                                                                PRO FORMA
                                                           INTERNATIONAL     INTERNATIONAL      (AFTER
                                                           GROWTH FUND       EQUITY FUND        REORGANIZATION)
---------------------------------------------------------- ----------------- ------------------ ----------------

SHAREHOLDER FEES
---------------------------------------------------------- ----------------- ------------------ ----------------
(Fees paid directly from your investment)
---------------------------------------------------------- ----------------- ------------------ ----------------
Maximum sales charge (load) imposed on purchases            none               none                 none
---------------------------------------------------------- ----------------- ------------------ ----------------
Maximum deferred sales charge (load)                        none               none                 none
---------------------------------------------------------- ----------------- ------------------ ----------------
Redemption fee                                              none               none                 none
---------------------------------------------------------- ----------------- ------------------ ----------------

---------------------------------------------------------- ----------------- ------------------ ----------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------- ----------------- ------------------ ----------------
(Expenses that are deducted from the Fund's assets)
---------------------------------------------------------- ----------------- ------------------ ----------------
Management fees                                             0.80%              0.80%                 0.80%
---------------------------------------------------------- ----------------- ------------------ ----------------
Other expenses                                              0.47%              0.35%                 0.35%
---------------------------------------------------------- ----------------- ------------------ ----------------
Total annual Fund operating expenses                        1.27%              1.15%                 1.15%
                                                            =====              =====                ======
---------------------------------------------------------- ----------------- ------------------ ----------------


         EXAMPLE
         This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

         This example assumes:

o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

o        you invest all dividends and distributions in the Fund

o        your investment has a 5% return each year

o the Fund's operating expenses remain the same as shown in the table above

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------- ----------- -----------
PRIMARY A SHARES              1 year    3 years      5 years    10 years
----------------------------- --------- ------------ ---------- -----------

International Growth Fund     $129      $403         $697       $1,534
----------------------------- --------- ------------ ---------- -----------

International Equity Fund     $117      $365         $633       $1,398
----------------------------- --------- ------------ ---------- -----------

International Equity Fund PRO $117      $365         $633       $1,98
FORMA (after reorganization)
----------------------------- --------- ------------ ---------- -----------

                          INTERNATIONAL GROWTH FUND AND
                            INTERNATIONAL EQUITY FUND

---------------------------------------------------------- ----------------- ------------------ -------------------
INVESTOR A SHARES                                                                               INTERNATIONAL
                                                                                                EQUITY FUND
                                                                                                PRO FORMA
                                                           INTERNATIONAL     INTERNATIONAL      (AFTER
                                                           GROWTH FUND       EQUITY FUND        REORGANIZATION)
---------------------------------------------------------- ----------------- ------------------ -------------------
SHAREHOLDER FEES
---------------------------------------------------------- ----------------- ------------------ -------------------
(Fees paid directly from your investment)
---------------------------------------------------------- ----------------- ------------------ -------------------
Maximum sales charge (load) imposed on purchases, as a %    5.75%              5.75%                5.75%
of offering price
---------------------------------------------------------- ----------------- ------------------ -------------------
Maximum deferred sales charge (load)*                       none               none                 none
---------------------------------------------------------- ----------------- ------------------ -------------------
Redemption fee                                              none               none                 none
---------------------------------------------------------- ----------------- ------------------ -------------------

---------------------------------------------------------- ----------------- ------------------ -------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------- ----------------- ------------------ -------------------
(Expenses that are deducted from the Fund's assets)
---------------------------------------------------------- ----------------- ------------------ -------------------
Management fees                                             0.80%              0.80%                 0.80%
---------------------------------------------------------- ----------------- ------------------ -------------------
Other expenses                                              0.72%              0.60%                 0.60%
---------------------------------------------------------- ----------------- ------------------ -------------------
Total annual Fund operating expenses                        1.52%              1.40%                 1.40%
                                                            =====              =====                ======
---------------------------------------------------------- ----------------- ------------------ -------------------

         ------------------------------

         *A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A shares and sell them within 18 months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Fund's or Acquiring Fund's prospectus for more details.



         EXAMPLE
         This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

         This example assumes:

o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

o        you invest all dividends and distributions in the Fund

o        your investment has a 5% return each year

o the Fund's operating expenses remain the same as shown in the table above

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       ---------------------------------- ------------- -------------- ------------- --------------
       INVESTOR A SHARES                  1 year        3 years        5 years       10 years
       ---------------------------------- ------------- -------------- ------------- --------------
        International Growth Fund          $721          $1,028         $1,358        $2,287
       ---------------------------------- ------------- -------------- ------------- --------------
        International Equity Fund          $709          $993           $1,298        $2,161
       ---------------------------------- ------------- -------------- ------------- --------------
        International Equity Fund PRO      $709          $993           $1,298        $2,161
       FORMA (after reorganization)

       ---------------------------------- ------------- -------------- ------------- --------------


                                               INTERNATIONAL GROWTH FUND AND
                                                 INTERNATIONAL EQUITY FUND

---------------------------------------------------------- ----------------- ------------------ -------------------
INVESTOR B SHARES                                                                               INTERNATIONAL
                                                                                                EQUITY FUND
                                                                                                PRO FORMA
                                                           INTERNATIONAL     INTERNATIONAL      (AFTER
                                                           GROWTH FUND       EQUITY FUND        REORGANIZATION)
---------------------------------------------------------- ----------------- ------------------ -------------------
SHAREHOLDER FEES
---------------------------------------------------------- ----------------- ------------------ -------------------
(Fees paid directly from your investment)
---------------------------------------------------------- ----------------- ------------------ -------------------
Maximum sales charge (load) imposed on purchases            none               none                 none
---------------------------------------------------------- ----------------- ------------------ -------------------
Maximum deferred sales charge (load), as a % of net
asset value*                                                5.00%              5.00%                5.00%
---------------------------------------------------------- ----------------- ------------------ -------------------
Redemption fee                                              none               none                 none
---------------------------------------------------------- ----------------- ------------------ -------------------

---------------------------------------------------------- ----------------- ------------------ -------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------- ----------------- ------------------ -------------------
(Expenses that are deducted from the Fund's assets)
---------------------------------------------------------- ----------------- ------------------ -------------------
Management fees                                             0.80%              0.80%                 0.80%
---------------------------------------------------------- ----------------- ------------------ -------------------
Other expenses                                              1.47%              1.35%                 1.35%
---------------------------------------------------------- ----------------- ------------------ -------------------
Total annual Fund operating expenses                        2.27%              2.15%                 2.15%
                                                            =====              =====                ======
---------------------------------------------------------- ----------------- ------------------ -------------------

         ---------------------------------

         *This charge decreases over time. Please see the Fund's or Acquiring Fund's prospectus for more details.

         EXAMPLE
         This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

         This example assumes:

o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

o        you invest all dividends and distributions in the Fund

o        your investment has a 5% return each year

o the Fund's operating expenses remain the same as shown in the table above

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       -------------------------------- --------- --------- ---------- --------
       INVESTOR B SHARES                1 year    3 years   5 years    10 years

       -------------------------------- --------- --------- ---------- --------
       -------------------------------- --------- --------- ---------- --------
       International Growth Fund        $730      $1,009    $1,415     $2,417
       -------------------------------- --------- --------- ---------- --------
       -------------------------------- --------- --------- ---------- --------
       International Equity Fund        $718      $973      $1,354     $2,292
       -------------------------------- --------- --------- ---------- --------
       -------------------------------- --------- --------- ---------- --------
       International Equity Fund PRO    $718      $973      $1,354     $2,292
       FORMA (after reorganization)

       ---------------------------------- ------------- -------------- --------

         If you bought Investor B shares, you would pay the following expenses if you didn't sell your shares:

       ------------------------------ --------- --------- --------- ----------
       INVESTOR B SHARES              1 year    3 years   5 years   10 years

       ------------------------------ --------- --------- --------- ----------
       ------------------------------ --------- --------- --------- ----------
       International Growth Fund      $230      $709      $1,215    $2,417
       ------------------------------ --------- --------- --------- ----------
       ------------------------------ --------- --------- --------- ----------
       International Equity Fund      $218      $673      $1,154    $2,292
       ------------------------------ --------- --------- --------- ----------
       ------------------------------ --------- --------- --------- ----------
       International Equity Fund PRO  $218      $673      $1,154    $2,292
       FORMA (after reorganization)
       ------------------------------ --------- --------- --------- ----------

                          INTERNATIONAL GROWTH FUND AND
                            INTERNATIONAL EQUITY FUND

---------------------------------------------------------- ----------------- ------------------ -------------------
INVESTOR C SHARES                                                                               INTERNATIONAL
                                                                                                EQUITY FUND
                                                                                                PRO FORMA
                                                           INTERNATIONAL     INTERNATIONAL      (AFTER
                                                           GROWTH FUND       EQUITY FUND        REORGANIZATION)
---------------------------------------------------------- ----------------- ------------------ -------------------

---------------------------------------------------------- ----------------- ------------------ -------------------
SHAREHOLDER FEES
---------------------------------------------------------- ----------------- ------------------ -------------------
(Fees paid directly from your investment)
---------------------------------------------------------- ----------------- ------------------ -------------------
Maximum sales charge (load) imposed on purchases            none               none                 none
---------------------------------------------------------- ----------------- ------------------ -------------------
Maximum deferred sales charge (load), as a % of net
asset value*                                                1.00%              1.00%                1.00%
---------------------------------------------------------- ----------------- ------------------ -------------------
Redemption fee                                              none               none                 none
---------------------------------------------------------- ----------------- ------------------ -------------------

---------------------------------------------------------- ----------------- ------------------ -------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------- ----------------- ------------------ -------------------
(Expenses that are deducted from the Fund's assets)
---------------------------------------------------------- ----------------- ------------------ -------------------
Management fees                                             0.80%              0.80%                 0.80%
---------------------------------------------------------- ----------------- ------------------ -------------------
Other expenses                                              1.47%              1.35%                 1.35%
---------------------------------------------------------- ----------------- ------------------ -------------------
Total annual Fund operating expenses                        2.27%              2.15%                 2.15%
                                                            =====              =====                ======
---------------------------------------------------------- ----------------- ------------------ -------------------

         ---------------------------------

         *This charge applies to investors who buy Investor C shares and sell them within one year of buying them. Please see the Fund's or Acquiring Fund's prospectus for more details.

         EXAMPLE
         This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

         This example assumes:

o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

o        you invest all dividends and distributions in the Fund

o        your investment has a 5% return each year

o the Fund's operating expenses remain the same as shown in the table above

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       ------------------------------- -------- -------- -------- ----------
       INVESTOR C SHARES               1 year   3 years  5 years  10 years

       ------------------------------- -------- -------- -------- ----------
       ------------------------------- -------- -------- -------- ----------
       International Growth Fund       $328     $802     $1,303   $2,680
       ------------------------------- -------- -------- -------- ----------
       ------------------------------- -------- -------- -------- ----------
       International Equity Fund       $316     $766     $1,243   $2,558
       ------------------------------- -------- -------- -------- ----------
       ------------------------------- -------- -------- -------- ----------
       International Equity Fund PRO   $316     $766     $1,243   $2,558
       FORMA (after reorganization)

       ------------------------------- -------- -------- -------- ----------

         If you bought Investor C shares, you would pay the following expenses if you didn't sell your shares:

       ------------------------------ ------- --------- -------- ---------
       INVESTOR C SHARES              1 year  3 years   5 years  10 years

       ------------------------------ ------- --------- -------- ---------
       ------------------------------ ------- --------- -------- ---------
       International Growth Fund      $230    $709      $1,215   $2,605
       ------------------------------ ------- --------- -------- ---------
       ------------------------------ ------- --------- -------- ---------
       International Equity Fund      $218    $673      $1,154   $2,483
       ------------------------------ ------- --------- -------- ---------
       ------------------------------ ------- --------- -------- ---------
       International Equity Fund PRO  $218    $673      $1,154   $2,483
       FORMA (after reorganization)
       ------------------------------ ------- --------- -------- ---------

                     APPENDIX II--COMPARISON OF PERFORMANCE
                  NATIONS INTERNATIONAL EQUITY FUND PERFORMANCE

A LOOK AT THE FUND'S PERFORMANCE
The following bar chart and table show you how the fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR BY YEAR TOTAL RETURN FOR PRIMARY A SHARES (%) AS OF DECEMBER 31 EACH YEAR The bar chart shows you how the performance of the Fund's Investor A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

 .
BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Performance chart appears below:

    1992     1993    1994   1995    1996   1997    1998    1999
    ----     ----    ----   ----    ----   ----    ----    ----
   -8.86%   26.90%   2.21%  8.21%   8.14%  1.04%   16.40%  39.13%

* Return is from inception (6-3-92) to 12-31-92

YEAR-TO-DATE RETURN AS OF MARCH 31, 2000:  0.79%


Best:  3rd quarter 2000:                  28.40%
Worst:  3rd quarter 1998:                -13.88%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE INDEX (Morgan Stanley Capital International Europe, Australia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.
                       1 Year    5 Years     Since Inception
Primary A Shares       39.49%    14.12%          11.48%
Investor A Shares      39.13%    13.87%          11.38%
Investor B Shares      37.68%    12.97%          12.06%

                       1 Year    5 Years     Since Inception
Investor C Shares      37.64%     13.09%         11.02%
MSCI EAFE Index        26.96%     12.82%         13.29%

** Return is from inception of Investor A Shares. The inception dates for classes shown may vary.

                  NATIONS INTERNATIONAL GROWTH FUND PERFORMANCE


A LOOK AT THE FUND'S PERFORMANCE
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

Performance chart appears below:


       1989     1990    1991   1992    1993   1994    1995    1996   1997    1998     1999
       ----     ----    ----   ----    ----   ----    ----    ----   ----    ----     ----
       22.99%   -14.77% 11.81% -3.42%  28.48% -0.28%  13.73%  10.89% 1.88%   19.85%   25.97%


YEAR-TO-DATE RETURN AS OF MARCH 31, 2000:  -3.07%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

Best:  4th quarter 1998:           20.96%

Worst:  3rd quarter 1990:          -21.73%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE INDEX (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stock from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                         1 Year       5 Years      10 Years     Since Inception
Primary A Shares          26.17%       14.42%                        13.55%
Investor A Shares         25.97%       14.17%         8.62%          12.10%
Investor B Shares         24.47%       -             -               12.22%
Investor C Shares         24.60%       -             -               16.38%
MSCI EAFE Index           26.96%       12.82%         7.01%          12.41%*

                 *Return is from inception of index (12-31-69).

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 14, 2000

                               NATIONS FUND, INC.
                      One Bank of America Plaza, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-321-7854

                                NATIONS RESERVES
                      One Bank of America Plaza, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-321-7854


     (AUGUST 1, 2000 SPECIAL MEETING OF SHAREHOLDERS OF NATIONS FUND, INC.)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of Nations Fund, Inc. to be held on August 1, 2000. Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Nations Fund, Inc. or Nations Reserves at the addresses or telephone numbers set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.


 INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION

         Further information about the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of Nations International Growth Fund and Nations International Equity Fund is contained in and incorporated herein by reference to the Statement of Additional Information for Nations Fund, Inc. and Nations Reserves dated August 1, 1999, as supplemented.

         The audited financial statements and related Report of Independent Accountants for the year ended March 31, 1999 for the Nations International Growth Fund and Nations International Equity Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

                                TABLE OF CONTENTS


General Information...........................................................................................3
Introductory Note to PRO FORMA Financial Information..........................................................4

                               GENERAL INFORMATION

         The Reorganization contemplates the transfer of the assets and liabilities of Nations International Growth Fund (the "International Growth Fund") of Nations Fund, Inc. to the Nations International Equity Fund ( the "International Equity Fund") of Nations Reserves in exchange for shares of designated classes of the International Equity Fund of equal value.

         The Shares issued by the International Equity Fund will have an aggregate dollar value equal to the aggregate dollar value of the shares of the International Growth Fund that are outstanding immediately before the closing of the Reorganization.

         Immediately after the Closing, the International Growth Fund will distribute the Shares of the International Equity Fund received in the Reorganization to its shareholders in liquidation of the International Growth Fund. Each shareholder owning shares of the International Growth Fund at the Closing will receive Shares of the designated class of the International Equity Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on the International Growth Fund shares. Nations Reserves will establish an account for each former shareholder of the International Growth Fund reflecting the number of International Equity Fund Shares distributed to that shareholder. If the Reorganization Agreement is approved and consummated, the International Growth Fund will transfer all of its assets and liabilities, as of the Closing, and all outstanding shares of the International Growth Fund will be redeemed and canceled in exchange for shares of the International Equity Fund.

         The International Equity Fund's Master Portfolio utilizes a multi-manager approach. One effect of this approach is that each investment sub-adviser has a different investment style. Consequently, if the Reorganization is approved by shareholders, Gartmore expects to sell over 60% of the International Growth Fund's portfolio securities prior to the Reorganization. When Gartmore sells these securities in order to allow the multi-managers to implement their respective investment styles, the International Growth Fund will have to pay brokerage commissions and may realize certain capital gains (which are subject to tax) and/or losses. REGARDLESS OF WHETHER THE ACQUISITION OF THE ASSETS AND LIABILITIES OF THE INTERNATIONAL GROWTH FUND BY THE INTERNATIONAL EQUITY FUND QUALIFIES AS A TAX-FREE REORGANIZATION AS DESCRIBED ABOVE, THE EXPECTED SALE OF SECURITIES BY THE INTERNATIONAL GROWTH FUND PRIOR TO THE REORGANIZATION, IN ANTICIPATION OF THE REORGANIZATION, COULD RESULT IN A TAXABLE DISTRIBUTION TO INTERNATIONAL GROWTH FUND SHAREHOLDERS.

         For further information about the transaction, see the Proxy/Prospectus.

              INTRODUCTORY NOTE TO PRO FORMA FINANCIAL INFORMATION

         The following unaudited PRO FORMA information gives effect to the proposed transfer of the assets and liabilities of the International Growth Fund to the International Equity Fund accounted for as if the transfer had occurred as of March 31, 2000. In addition, the PRO FORMA combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended March 31, 2000 and based upon the proposed fee and expense structure of the International Equity Fund. The PRO FORMA combined statement of operations has been prepared by adding the statement of operations for the fiscal year ended March 31, 2000 for the International Growth Fund to the statement of operations for the International Equity Fund and making adjustments for changes in the expense structure of the combined fund.

         The PRO FORMA financial information should be read in conjunction with the historical financial statements and notes thereto of the International Growth Fund and the International Equity Fund included or incorporated herein by reference in this Statement of Additional Information. The combination of the above International Growth Fund and the International Equity Fund will be accounted for as a tax-free reorganization.

   Nations International Growth/Nations International Equity Master Portfolio
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

     Nations       Nations                                                              Nations           Nations
  International International Combined Pro                                            International     International   Combined Pro
     Growth        Equity      Forma                                                     Growth            Equity            Forma
     Shares        Shares     Shares                  Description                      Value (000)       Value (000)     Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                     Common Stocks - 96.4%
                                     Argentina - 0.1%
                   49,914     49,914         PC Holdings SA, ADR                               $ -        $ 855            $ 855
                                                                                     --------------------------------------------
                                                                                                 -          855              855
                                                                                     --------------------------------------------
                                    Australia - 2.2%
     250,000                 250,000         Australia and New Zealand Banking Group         1,578                         1,578
     300,000      408,791    708,791         Cable and Wireless Optus                        1,202        1,638            2,840
     275,000                 275,000         Cellnet Telecommunications                        534                           534
     350,000                 350,000         Colonial, Ltd.                                  1,608                         1,608
                   18,000     18,000         Commonwealth Bank of Australia                                 246              246
                   82,000     82,000         Computershare Limited                                          389              389
                  321,901    321,901         National Australia Bank                                      4,138            4,138
     250,000      410,992    660,992         News Corporation                                3,493        5,743            9,236
                  150,000    150,000         Rio Tinto Ltd.                                               2,132            2,132
     411,768                 411,768         Southern Pacific Petroleum                        427                           427
                   38,700     38,700         Telstra Corporation                                            179              179
                                                                                     --------------------------------------------
                                                                                             8,842       14,465           23,307
                                                                                     --------------------------------------------

                                     Belgium - 0.2%
                    5,569      5,569         Audiofina                                                      685              685
                   43,119     43,119         Fortis, Series B                                             1,106            1,106
                                                                                     --------------------------------------------
                                                                                                          1,791            1,791
                                                                                     --------------------------------------------

                                     Brazil - 1.1%
                   45,500     45,500         Cemig CIA Energ, ADR                                           791              791
                   86,600     86,600         Companhia Vale do Rio Doce, ADR                              2,306            2,306
                   34,630     34,630         Embratel Participacoes, ADR                                    887              887
                    8,800      8,800         Tele Centro Sul Participacoes, ADR                             713              713
     100,000       37,500    137,500         Tele Norte Leste Participacoes, ADR             2,663          998            3,661
                   33,783     33,783         Telecomunicacoes de Sao Paulo SA, ADR                        1,003            1,003
                   42,380     42,380         Telesp Celular Participacoes SA, ADR                         2,402            2,402
                                                                                     --------------------------------------------
                                                                                             2,663        9,100           11,763
                                                                                     --------------------------------------------

                                     Canada - 1.6%
                   68,743     68,743         BCE, Inc.                                                    8,570            8,570
     100,000      100,000    200,000         Canada Life Financial Corporation               1,526        1,526            3,052
                   36,000     36,000         Nortel Networks Corporation                                  4,515            4,515
                   14,200     14,200         Suncor Energy, Inc.                                            615              615
                                                                                     --------------------------------------------
                                                                                             1,526       15,226           16,752
                                                                                     --------------------------------------------

                                     Chile - 0.0%
                    8,189      8,189         Enersis, ADR                                                   166              166
                   10,100     10,100         Telecom De Chile, ADR                                          230              230
                                                                                     --------------------------------------------
                                                                                                            396              396
                                                                                     --------------------------------------------

                                     Denmark - 0.4%
                   23,000     23,000         Den Danske Bank Group                                        2,409            2,409
                   30,000     30,000         Novo Nordisk A/S                                             2,058            2,058
                                                                                     --------------------------------------------
                                                                                                          4,467            4,467
                                                                                     --------------------------------------------

                                     Finland - 3.0%
                    4,300      4,300         Helsingin Puhelin Oyj-E                                        416              416
                    6,344      6,344         Hpy Holding Oyj-A Shares                                       266              266
                  109,747    109,747         Nokia AB Oy                                                 23,209           23,209
      10,000      100,467    110,467         Sonera YHTYMA Oyj                                 682        6,855            7,537
                   71,694     71,694         Stora Enso Oyj - R Shares                                      768              768
                                                                                     --------------------------------------------
                                                                                               682       31,514           32,196
                                                                                     --------------------------------------------

         Nations International Growth/Nations International Equity Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

   Nations       Nations                                                                      Nations        Nations
International International  Combined Pro                                                   International International Combined Pro
   Growth        Equity          Forma                                                         Growth         Equity        Forma
   Shares        Shares         Shares                             Description               Value (000)    Value (000)  Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                       Common Stocks - (continued)
                                       France - 10.7%
   40,000                       40,000         Accor SA                                        $ 1,569            $ -       $ 1,569
                 9,174           9,174         Alcatel                                                          2,013         2,013
               100,000         100,000         Alcatel SA, ADR                                                  4,381         4,381
                89,502          89,502         Arentis                                                          4,899         4,899
                39,071          39,071         Axa                                                              5,537         5,537
                18,594          18,594         Banque Nationale de Paris (BNP)                                  1,468         1,468
                 5,569           5,569         Bouygues                                                         4,412         4,412
                   285             285         Bouygues SA                                                        220           220
                 5,180           5,180         Canal Plus                                                       1,140         1,140
                 4,409           4,409         Cap Gemini                                                       1,194         1,194
   15,000                       15,000         Carrefour SA                                      1,922                        1,922
                 3,500           3,500         Castorama Dubois                                                   752           752
                 9,139           9,139         Compagnie De Saint-Gobain                                        1,168         1,168
                60,000          60,000         Compagnie Generale des
                                                 Establessements Michelin                                       1,926         1,926
                40,000          40,000         Credit Commercial de France                                      4,995         4,995
                 8,604           8,604         Danone                                                           1,902         1,902
                     8               8         Elf Aquitaine                                                        1             1
                15,392          15,392         Equant NV                                                        1,277         1,277
                47,496          47,496         France Telecom                                                   8,181         8,181
                12,080          12,080         GFI Informatique                                                 2,103         2,103
                 5,094           5,094         Havas Advertising SA                                             2,754         2,754
                19,528          19,528         Lafarge-Coppee                                                   1,665         1,665
    2,000                        2,000         L'Oreal                                           1,292                        1,292
                 2,698           2,698         Lvmh                                                             1,129         1,129
                 7,626           7,626         Pinault-Printemps-Redoute SA                                     1,413         1,413
                 3,265           3,265         Publicis SA                                                      1,750         1,750
                12,052          12,052         Rexel SA                                                           826           826
   40,000       98,358         138,358         Sanofi-Synthelabo                                 1,525          3,751         5,276

                20,006          20,006         Societe Generale                                                 3,990         3,990
                 4,034           4,034         Societe Television Francaise I                                   2,972         2,972
                13,337          13,337         St Microelectronics                                              2,450         2,450
                 4,930           4,930         Suez Lyonnaise des Eaux                                            846           846
               166,326         166,326         Total Fina                                                      24,909        24,909
                70,443          70,443         Usinor                                                           1,119         1,119
               101,683         101,683         Vivendi                                                         11,725        11,725
                                                                                            ----------------------------------------
                                                                                                 6,308        108,868       115,176
                                                                                            ----------------------------------------
                                       Germany - 5.6%
                 7,538           7,538         Allianz AG                                                       3,105         3,105
                83,800          83,800         BASF AG                                                          3,985         3,985
                60,000          60,000         Bayer AG                                                         2,693         2,693
   50,000      143,766         193,766         Bayersche Motoren Werke AG                        1,577          4,533         6,110
                 1,097           1,097         Celanese AG                                                         22            22
                35,355          35,355         DaimlerChrysler AG                                               2,314         2,314
                92,083          92,083         Deutsche Bank AG                                                 6,120         6,120
                47,739          47,739         Deutsche Lufthansa AG                                            1,074         1,074
   20,000                       20,000         Deutsche Pfandbrief-Und
                                                 Hypothekenbank AG (DePfa-Bank)                  1,914                        1,914
                81,462          81,462         Deutsche Telekom AG (REGD)                                       6,291         6,291
   32,000                       32,000         Henkel Kgaa                                       1,843                        1,843
                11,144          11,144         Infineon Technologies AG                                           576           576
                30,000          30,000         Kamps AG                                                         1,679         1,679
                25,000          25,000         PrimaCom                                                         1,890         1,890
                 8,651           8,651         ProSieben Media AG                                                 986           986
    4,000        6,623          10,623         SAP AG                                            2,243          4,769         7,012
               119,600         119,600         SAP AG                                                           7,146         7,146
                28,670          28,670         Siemens AG                                                       4,129         4,129
                19,935          19,935         Veba AG                                                          1,019         1,019
                                                                                            ----------------------------------------
                                                                                                 7,577         52,331        59,908
                                                                                            ----------------------------------------

         Nations International Growth/Nations International Equity Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

   Nations          Nations                                                                  Nations        Nations
International    International    Combined Pro                                            International  International  Combined Pro
   Growth           Equity            Forma                                                  Growth         Equity          Forma
   Shares           Shares           Shares                             Description        Value (000)    Value (000)    Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                             Common Stocks - (continued)
                                             Holland - 0.7%
                   150,000           150,000         Unilever NV                                   $ -       $ 7,219       $ 7,219
                                                                                              -------------------------------------
                                                                                                               7,219         7,219
                                                                                              -------------------------------------
                                             Hong Kong - 3.1%
                     5,300             5,300         AsiaInfo Holdings, Inc.                                     321           321
                   330,800           330,800         Cable and Wire (HK Telecom)                                 867           867
                   406,000           406,000         Cheung Kong (Holdings)                                    6,074         6,074
                 1,173,000         1,173,000         China Telecom (HK)                                       10,282        10,282
                   132,500           132,500         CLP Holdings                                                594           594
                    49,000            49,000         Hang Seng Bank                                              428           428
                   650,000           650,000         HSBC Holdings                                             7,597         7,597
                   236,000           236,000         Hutchison Whampoa                                         4,258         4,258

                   636,000           636,000         Legend Holdings Ltd.                                        992           992
                    60,000            60,000         Li & Fung Ltd.                                              278           278
                    91,000            91,000         Pacific Century CyberWorks                                  213           213
                   138,000           138,000         Sun Hung Kai Properties                                   1,196         1,196
                    59,000            59,000         Television Broadcasting Limited                             525           525
                                                                                              -------------------------------------
                                                                                                              33,625        33,625
                                                                                              -------------------------------------
                                             Ireland - 1.1%
    25,000         142,218           167,218         Bank of Ireland                             1,785         1,015         2,800
   100,000         218,563           318,563         CRH plc Ord.                                1,794         3,922         5,716
                    50,533            50,533         Elan Corporation plc                                      2,454         2,454
                   357,068           357,068         Smurfit (Jefferson) Ord.                                    837           837
                                                                                              -------------------------------------
                                                                                                 3,579         8,228        11,807
                                                                                              -------------------------------------
                                             Italy - 3.8%
                    22,083            22,083         Bipop-Carire SpA                                          2,322         2,322
                    67,300            67,300         Bulgari SpA                                                 744           744
                   600,000           600,000         Enel SpA                                                  2,687         2,687
                   218,726           218,726         Mediaset SpA                                              4,345         4,345
   500,000         633,543         1,133,543         Olivetti SpA                                1,794         2,273         4,067
                   101,612           101,612         San Paolo - IMI SpA                                       1,391         1,391
                   110,329           110,329         San Paolo-Imi SpA, ADR                                    3,144         3,144
                   287,340           287,340         Tecnost SpA                                               1,086         1,086
   200,000         886,045         1,086,045         Telecom Italia Mobile                       2,454        10,870        13,324
                   479,041           479,041         Telecom Italia SpA                                        7,151         7,151
                                                                                              -------------------------------------
                                                                                                 4,248        36,013        40,261
                                                                                              -------------------------------------
                                             Japan - 23.1%
                    12,900            12,900         Advantest Corporation                                     2,741         2,741
                   245,000           245,000         Asahi Bank                                                1,374         1,374
                   352,000           352,000         Asahi Chemical Industry Company, Ltd.                     2,248         2,248
                     7,700             7,700         Asatsu-DK Inc.                                              391           391
                    58,000            58,000         Bridgestone Corporation                                   1,281         1,281
                   185,000           185,000         Canon, Inc.                                               8,027         8,027
   120,000         188,000           308,000         Daiwa Securities                            2,258         3,538         5,796
        50             661               711         DDI Corporation                               409         5,407         5,816
                        63                63         East Japan Railway                                          327           327
                    39,000            39,000         Eisai Company, Ltd.                                       1,029         1,029
                     4,000             4,000         Fugi Machine Mfg. Co., Ltd.                                 298           298
                   165,000           165,000         Fuji Photo Film                                           7,271         7,271
                        37                37         Fuji Television Network, Inc.                               642           642
    20,000         196,800           216,800         Fujitsu                                       614         6,045         6,659
                   261,000           261,000         Hitachi                                                   3,102         3,102
                   122,000           122,000         Honda Motor Company                                       5,043         5,043
    25,000          41,000            66,000         Ito-Yokado Company                          1,789         2,934         4,723
                     1,600             1,600         Kadokawa Shoten Publishing Company, Ltd.                    380           380
   150,000                           150,000         Kao Corporation                             4,592                       4,592
                     7,132             7,132         KDD Corporation                                             601           601


         Nations International Growth/Nations International Equity Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

   Nations        Nations                                                                Nations           Nations
International  International   Combined Pro                                           International     International  Combined Pro
   Growth         Equity         Forma                                                   Growth            Equity          Forma
   Shares         Shares         Shares                Description                     Value (000)       Value (000)    Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                          Common Stocks - (continued)
                                          Japan - (continued)
                  4,200             4,200         Kojima Company Limited                     $ -             $ 121            $ 121
                247,000           247,000         Komatsu                                                    1,175            1,175
                 83,400            83,400         Kyocera Corporation                                       13,954           13,954
                396,000           396,000         Marubeni Corporation                                       1,494            1,494
225,000                           225,000         Matsushita Electric Industrial           6,735                              6,735
                900,000           900,000         Mitsubishi Heavy Industries, Ltd.                          2,834            2,834
                704,000           704,000         Mitsubishi Materials Corporation                           2,402            2,402
                243,000           243,000         Mitsui O.S.K. Lines, Ltd.                                    481              481
 11,000                            11,000         Murata Manufacturing Company, Ltd.       2,676                              2,676
                 43,700            43,700         Namco, Ltd.                                                1,794            1,794
                217,774           217,774         NEC Corporation                                            6,434            6,434
                584,000           584,000         Nikko Securities Company, Ltd.                             8,847            8,847
                 50,900            50,900         Nintendo Company, Ltd.                                     8,958            8,958
                400,000           400,000         Nippon Express Company, Ltd.                               2,975            2,975
                389,000           389,000         Nippon Steel Corporation                                     929              929
    286           1,428             1,714         Nippon Telegraph & Telephone Company     4,545            22,695           27,240
                  4,760             4,760         Nippon Television Network Corporation                      3,383            3,383
                232,000           232,000         Nomura Securities                                          7,578            7,578
                     83                83         NTT Mobile Communication                                   3,407            3,407
                  7,000             7,000         Rohm Company                                               2,437            2,437
                 55,000            55,000         Sankyo Company                                             1,386            1,386
                 58,000            58,000         Sanwa Bank                                                   604              604
                 19,000            19,000         Secom Company                                              1,630            1,630
250,000         101,700           351,700         Sharp Corporation                        5,351             2,176            7,527
                 60,000            60,000         Shin-Etsu Chemical Company, Ltd.                           3,644            3,644
                 49,300            49,300         Shinko Electric Industries                                 2,562            2,562
                151,000           151,000         Shiseido Company, Limited                                  2,054            2,054
                  2,600             2,600         Softbank Corporation                                       2,319            2,319
                157,800           157,800         Sony Corporation                                          22,309           22,309
                132,700           132,700         Sumitomo Corporation                                       1,610            1,610
                 65,000            65,000         Taiyo Yuden Company                                        4,202            4,202
                 20,100            20,100         Takefuji Corporation                                       2,156            2,156
                506,000           506,000         The Bank of Tokyo - Mitsubishi                             7,238            7,238
                 81,000            81,000         Tokyo Broadcasting System                                  3,198            3,198
                 65,600            65,600         Tokyo Electric Power Company                               1,439            1,439
                384,000           384,000         Toshiba Corporation                                        3,916            3,916
                150,000           150,000         Toyota Motor Corporation                                   7,854            7,854
                 20,000            20,000         Trend Micro, Inc.                                          3,510            3,510
                 11,850            11,850         World Company                                                913              913
                                                                               -----------------------------------------------------
                                                                                          28,969           219,297          248,266
                                                                               -----------------------------------------------------
                                          Malaysia - 0.1%
                638,000           638,000         Malaysian Resources Corporation Berhad                       722              722
                 83,000            83,000         The New Straits Times Press (M) Berhad                       369              369
                                                                               -----------------------------------------------------
                                                                                                             1,091            1,091
                                                                               -----------------------------------------------------
                                          Mexico - 2.0%
                391,460           391,460         Carso Global Telecom                                       1,270            1,270
                524,400           524,400         Carso Global Telecom, ADR                                  3,540            3,540
                 83,100            83,100         Grupo Carso SA de CV                                         623              623

                 81,721            81,721         Grupo Televisa, GDR                                        5,557            5,557
                119,438           119,438         Telefonos de Mexico, ADR                                   8,002            8,002
 75,000          34,099           109,099         Walmart de Mexico SA de CV, ADR          1,875               852            2,727
                                                                               -----------------------------------------------------
                                                                                           1,875            19,844           21,719
                                                                               -----------------------------------------------------



         Nations International Growth/Nations International Equity Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

     Nations          Nations                                                          Nations           Nations
  International    International    Combined Pro                                   International     International     Combined Pro
     Growth           Equity            Forma                                           Growth            Equity            Forma
     Shares           Shares           Shares              Description                Value (000)       Value (000)      Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                            Common Stocks - (continued)
                                            Netherlands - 5.1%
                  160,000           160,000         ABN AMRO Holding NV                      $ -           $ 3,566          $ 3,566
                   18,968            18,968         Aegon NV                                                 1,516            1,516
                  103,622           103,622         Akzo Nobel NV                                            4,423            4,423
   25,000                            25,000         Getronics NV                           1,911                              1,911
                   13,217            13,217         Gucci Group NV                                           1,214            1,214
                   34,926            34,926         Gucci Group, ADR                                         3,106            3,106
                   28,971            28,971         Heineken NV                                              1,548            1,548
                  186,477           186,477         Internationale Nederlanden Group NV                     10,101           10,101
                   17,104            17,104         Koninklijke Kpn NV                                       1,958            1,958
                  102,684           102,684         Philips Electronics NV                                  17,255           17,255
                   88,275            88,275         Royal Dutch Petroleum Company                            5,154            5,154
                    9,300             9,300         Unilever NV                                                 46               46
   30,000          25,212            55,212         United Pan-Europe Communications NV    1,402             1,178            2,580
                   21,140            21,140         Wolters Kluwer NV                                          486              486
                                                                               -----------------------------------------------------
                                                                                           3,313            51,551           54,864
                                                                               -----------------------------------------------------
                                            Portugal - 0.8%
  200,000                           200,000         Portugal Telecom SA (REGD)             2,565                              2,565
                  500,000           500,000         Portugal Telecommunications, ADR                         6,219            6,219
                                                                               -----------------------------------------------------
                                                                                           2,565             6,219            8,784
                                                                               -----------------------------------------------------
                                            Singapore - 0.9%
                  295,000           295,000         Chartered Semiconductor                                  2,793            2,793
                    7,000             7,000         Creative Technology                                        222              222
  150,000         100,895           250,895         DBS Group Holding Ltd.                 1,982             1,333            3,315
                  217,000           217,000         OMNI Industries                                            510              510
                   38,160            38,160         Overseas Union Bank                                        172              172
                   70,850            70,850         Overseas-Chinese Banking Corporation Ltd.                  439              439
                   30,000            30,000         Pacific Century Region Developments Limited                407              407
                   77,000            77,000         Sembcorp Logistics                                         545              545
                   33,000            33,000         Singapore Press Holdings, Ltd.                             527              527
                    6,080             6,080         St Assembly Test, ADR                                      295              295
                                                                               -----------------------------------------------------
                                                                                           1,982             7,243            9,225
                                                                               -----------------------------------------------------

                                            South Africa - 0.2%
                   15,000            15,000         Anglo American Platinum Corporation                        399              399
1,200,000                         1,200,000         Sanlam                                 1,524                              1,524
                                                                               -----------------------------------------------------
                                                                                           1,524               399            1,923
                                                                               -----------------------------------------------------

                                            South Korea - 1.8%
                  170,000           170,000         Korea Electric Power Corporation, ADR                    2,688            2,688
                    2,800             2,800         Korea Telecom Free                                         223              223
                  103,910           103,910         Korea Telecom, ADR                                       4,546            4,546
                    1,700             1,700         Locus Corporation                                          220              220
                   28,973            28,973         Pohang Iron & Steel Company Ltd., ADR                      797              797
                   31,905            31,905         Samsung Electronics                                      9,670            9,670
                   20,670            20,670         SK Telecom Company, ADR                                    806              806
                                                                               -----------------------------------------------------
                                                                                                            18,950           18,950
                                                                               -----------------------------------------------------

                                            Spain - 2.5%
                   94,500            94,500         Banco Bilbao Vizcaya                                     1,389            1,389
                  100,000           100,000         Banco Popular Espanol                                    3,062            3,062
                   15,996            15,996         Bankinter SA                                             1,009            1,009
                  190,245           190,245         Endessa                                                  4,365            4,365
   90,000                            90,000         Gas Natural                            1,756                              1,756




         Nations International Growth/Nations International Equity Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

     Nations          Nations                                                         Nations           Nations
  International    International    Combined Pro                                  International     International     Combined Pro
     Growth           Equity            Forma                                         Growth            Equity            Forma
     Shares           Shares           Shares            Description                Value (000)       Value (000)      Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                    Common Stocks - (continued)
                                                    Spain - (continued)
                          110,483           110,483         Iberdrola SA                     $ -           $ 1,441          $ 1,441
          100,000                           100,000         Repsol SA                      2,193                              2,193
                          160,000           160,000         Repsol-YPF, SA                                   3,410            3,410
                           15,800            15,800         Telefonica Publicidad E
                                                              Informacion, S.A.                                688              688
                          278,383           278,383         Telefonica SA                                    7,033            7,033
                                                                               -----------------------------------------------------
                                                                                           3,949            22,397           26,346
                                                                               -----------------------------------------------------

                                                    Sweden - 3.6%
           60,000                            60,000         Atlas Copco AB, Series "A"     1,458                              1,458
           42,000                            42,000         Atlas Copco AB, Series "B"       977                                977
           45,000         207,195           252,195         Ericsson (L.M.) Telephone
                                                              Company, Series B            3,953            18,202           22,155
                          270,847           270,847         Investor AB                                      4,232            4,232
                            2,670             2,670         Netcom AB                                          230              230
                           23,997            23,997         Sandvik AB                                         622              622
                           21,002            21,002         Sandvik AB                                         540              540
           40,000          17,000            57,000         SBS Broadcasting SA            2,460             1,046            3,506
                           27,272            27,272         Securitas AB                                       660              660
                           53,955            53,955         Skandia Forsakrings AB                           2,554            2,554

                           27,040            27,040         SKF AB                                             585              585
                           33,485            33,485         SKF AB                                             744              744
                                                                               -----------------------------------------------------
                                                                                           8,848            29,415           38,263
                                                                               -----------------------------------------------------
                                                    Switzerland - 4.1%
                            1,277             1,277         Ares-Serono Group                                4,808            4,808
                            4,046             4,046         Clariant AG                                      1,523            1,523
                            2,048             2,048         Compagnie Financiere Richemont AG                5,204            5,204
                           17,658            17,658         Credit Suisse Group                              3,515            3,515
                              760               760         Julius Baer Holdings, Ltd.                       2,861            2,861
              250              70               320         Kudelski SA                    3,120               874            3,994
            1,000           1,750             2,750         Nestle SA (REGD)               1,792             3,136            4,928
            1,000           3,367             4,367         Novartis AG (REGD)             1,368             4,605            5,973
                              175               175         Roche Holding AG                                 1,901            1,901
                            1,546             1,546         The Swatch Group AG                                365              365
                            1,950             1,950         The Swatch Group AG                              2,274            2,274
                            6,184             6,184         UBS AG (REGD)                                    1,625            1,625
                           10,000            10,000         Zurich Allied AG (REGD)                          5,040            5,040
                                                                               -----------------------------------------------------
                                                                                           6,280            37,731           44,011
                                                                               -----------------------------------------------------

                                                    Taiwan - 0.6%
                           67,527            67,527         Advanced Semiconductor                            255              255
                           19,000            19,000         Asustek Computer Inc.                             238              238
                           17,000            17,000         Asustek Computer Inc., GDR                        310              310
                               24                24         Asustek Computer, GDR                               -                -
                          348,000           348,000         Bank Sinopac                                      220              220
                          178,000           178,000         DBTEL Inc.                                        690              690
                          298,000           298,000         Far Eastern Textile Ltd.                          617              617
                           41,700            41,700         Hon Hai Precision Industry Company, Ltd., GDR   1,445            1,445
                          214,000           214,000         Nan Ya Plastic Corporation                        496              496
                           64,000            64,000         President Chain Store Corporation                 299              299
                           14,700            14,700         Synnex Technology International, GDR              463              463
                          146,000           146,000         Taiwan Semiconductor                              984              984
                            2,000             2,000         Taiwan Semiconductor SP, ADR                      114              114
                          160,000           160,000         United Microelectronics Corporation, Ltd.          620              620
                                                                               -----------------------------------------------------
                                                                                                             6,751            6,751
                                                                               -----------------------------------------------------
                                                    Thailand - 0.0%
                           17,700            17,700         Advanced Info Services (FGN)                       267              267
                                                                               -----------------------------------------------------
                                                                                                               267              267
                                                                               -----------------------------------------------------


         Nations International Growth/Nations International Equity Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

     Nations          Nations                                                          Nations           Nations
  International    International    Combined Pro                                   International     International     Combined Pro
     Growth           Equity            Forma                                          Growth            Equity            Forma
     Shares           Shares           Shares           Description                  Value (000)       Value (000)      Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                    Common Stocks - (continued)
                                                    United Kingdom - 17.4%
                          209,000           209,000         3i Group                         $ -           $ 4,391          $ 4,391
                          225,000           225,000         Abbey National plc                               2,954            2,954

                          814,009           814,009         Aegis Group                                      2,526            2,526
          160,000                           160,000         Amvescap Ord.                  2,176                              2,176
                           19,949            19,949         Arm Holdings plc                                 1,216            1,216
                           58,000            58,000         AstraZeneca Group plc                            2,343            2,343
                           88,100            88,100         AstraZeneca Group plc                            3,554            3,554
          600,000                           600,000         Azlan Group Ord.               1,311                              1,311
          250,000                           250,000         Bank of Scotland Ord.          2,831                              2,831
                          118,357           118,357         Barclays                                         3,162            3,162
                          939,604           939,604         BP Amoco                                         8,596            8,596
                          179,803           179,803         British Aerospace                                1,015            1,015
                           40,000            40,000         British Airways plc                              2,150            2,150
                           36,180            36,180         British Sky Broadcasting
                                                              Group plc ("BSkyB")                            1,026            1,026
                          537,986           537,986         British Telecommunications Ord.                 10,083           10,083
                          214,181           214,181         Cable & Wireless plc                             4,021            4,021
                          147,181           147,181         Cable and Wireless
                                                              Communications plc                             2,484            2,484
                           32,223            32,223         Capita Group plc                                   822              822
                          408,030           408,030         Carlton Communications plc                       4,888            4,888
                           42,490            42,490         Colt Telecom Group                               2,060            2,060
                          143,434           143,434         Compass Group                                    1,872            1,872
                          125,800           125,800         Corus Group plc, ADR                             2,107            2,107
                           61,760            61,760         Daily Mail and General Trust-A NV                1,195            1,195
                          631,297           631,297         Diageo plc                                       4,819            4,819
                           62,400            62,400         EMAP plc                                         1,115            1,115
                          227,617           227,617         EMI Group plc                                    2,473            2,473
                          217,960           217,960         Glaxo Wellcome Ord.                              6,240            6,240
          250,000         582,606           832,606         Granada Group                  2,682             6,250            8,932
                          175,634           175,634         Hays                                             1,147            1,147
                          155,400           155,400         HSBC Holdings                                    1,837            1,837
                          284,993           284,993         Invensys plc                                     1,271            1,271
           40,000          51,163            91,163         Logica                         1,353             1,730            3,083
                           68,950            68,950         Marconi plc                                        823              823
                          680,211           680,211         Marks & Spencer plc                              2,743            2,743
                           52,500            52,500         Misys plc                                          732              732
                          268,208           268,208         New Dixons Group plc                             1,242            1,242
                           47,451            47,451         Ocean Group plc                                    889              889
                          400,000           400,000         PowerGen plc                                     2,345            2,345
                          527,706           527,706         ScottishPower plc                                4,280            4,280
          600,000                           600,000         Securicor Ord.                 1,211                              1,211
          250,000       1,809,644         2,059,644         Shell Transport and Trading
                                                              Company Ord.                 2,074            15,011           17,085
          245,000         466,707           711,707         Smithkline Beecham Ord.        3,236             6,164            9,400
                          119,638           119,638         Smiths Industries plc                            1,462            1,462
                          618,509           618,509         Tesco plc                                        2,072            2,072
                           65,490            65,490         The Sage Group plc                                 735              735
          200,000                           200,000         Thus plc                       1,523                              1,523
                          142,909           142,909         Unilever                                           913              913
          684,469       5,100,815         5,785,284         Vodafone AirTouch plc          3,805            28,357           32,162
                           42,200            42,200         Winbond Electronics Corporation                  1,255            1,255
          150,000         276,988           426,988         WPP Group Ord.                 2,637             4,869            7,506
                                                                               -----------------------------------------------------
                                                                                          24,839           163,239          188,078
                                                                               -----------------------------------------------------

                                                    United States - 0.6%
                                1                 1         NTL Incorporated                                     -                -
                          114,977           114,977         The News Corporation Ltd.                        6,467            6,467
                                                                               -----------------------------------------------------
                                                                                                             6,467            6,467
                                                                               -----------------------------------------------------

                                                    Total Common stocks                  119,569           914,959        1,034,528
                                                                               -----------------------------------------------------
                                                            (Cost $74,974, $728,716 and $803,690, respectively)


         Nations International Growth/Nations International Equity Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                 March 31, 2000

     Nations        Nations                                                      Nations           Nations
  International  International  Combined Pro                                  International     International     Combined Pro
     Growth         Equity          Forma                                        Growth            Equity            Forma
     Shares         Shares         Shares      Description                      Value (000)       Value (000)      Value (00)
------------------------------------------------------------------------------------------------------------------------------------
                                        Preferred stocks - 0.1%
                                        Japan - 0.1%
                  29,300         29,300         Tokyo Broadcasting Company                   $ -           $ 1,165          $ 1,165
                                                                               -----------------------------------------------------
                                        Total Preferred stocks                                               1,165            1,165
                                                                               -----------------------------------------------------
                                                (Cost $0, $810 and $810, respectively)

                                        Warrants - 0.0%
                                        Japan - 0.0%
                   8,100          8,100         Tokyo Broadcasting Company                                     313              313
                                                                               -----------------------------------------------------
                                        Total Warrants                                                         313              313
                                                                               -----------------------------------------------------
                                                (Cost $0, $245 and $245, respectively)

                                        Investment companies - 11.3%
15,979,000   104,751,000    120,730,000         Nations Cash Reserves#                    15,979           104,751          120,730
                                                                               -----------------------------------------------------
                                        Total Investment companies                        15,979           104,751          120,730
                                                                               -----------------------------------------------------
                                                (Cost $15,979, $104,751 and $120,730, respectively)

                                                                               -----------------------------------------------------
                                        Total Investments - 107.8%                     $ 135,548       $ 1,021,188      $ 1,156,736
                                                                               -----------------------------------------------------
                                           (Cost $90,953, $834,522 and $925,475, respectively)

                        Nations International Growth Fund
                        Nations International Equity Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1. Basis of Combination

Nations Master Investment Trust (the "Trust"), Nations Fund, Inc. (the "Company") and Nations Reserves ("Reserves") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of March 31, 2000, the Trust offered seven separate portfolios, the Company offered seven separate portfolios and Reserves offered sixteen separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of March 31, 2000 and the unaudited Pro Forma Combining Statement of Operations for the year ended March 31, 2000 assumes the exchange occurred as of April 1, 1999. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at March 31, 2000 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the Nations International Growth Fund in exchange for shares of Nations International Equity Fund. Under generally accepted accounting principles, the market value of investment securities of the Nations International Growth Fund will be carried forward at the cost basis to the surviving entity and the results of operations of the Nations International Equity Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. Pro Forma Operations

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity.

                                NATIONS RESERVES

                            ONE BANK OF AMERICA PLAZA
                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-626-2275

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.
         ---------------

              Article VIII of the Agreement and Declaration of Trust filed as
Exhibit 1 to the Registration Statement is incorporated by reference. Indemnification of Registrant's administrators, principal underwriter, custodian and transfer agent is provided for, respectively, in the:

         1. Co-Administration Agreement with Stephens Inc. and Banc of America Advisors, Inc.;

         2.       Distribution Agreement with Stephens Inc.;

         3.       Custody Agreement with The Bank of New York; and

         4.       Transfer Agency Agreement with PFPC Inc.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16.      Exhibits.
              --------

              All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 33-33144; 811-6030). All references to the "Nations Fund, Inc. Registration Statement" in the following list of Exhibits refer to Nations Fund, Inc.'s Registration Statement on Form N-1A (File Nos. 33-4038; 811-4614 ).


EXHIBIT NUMBER                DESCRIPTION

(1)                           Declaration of Trust date January 22, 1990, is incorporated by reference to
                              Post-Effective Amendment No. 22 to the Registration Statement, filed on
                              August 27, 1998.
(2)                           By-Laws dated January 22, 1990, are incorporated by reference to
                              Post-Effective Amendment No. 22 to the Registration Statement, filed on
                              August 27, 1998.
(3)                           Not Applicable.
(4)                           Form of Agreement and Plan of Reorganization, filed herewith.
(5)                           Not Applicable.
(6)(a)                        Investment Advisory Agreement with Banc of America Advisors, Inc. (formerly,
                              NationsBanc Advisors, Inc.) incorporated by reference to Post-Effective
                              Amendment No. 30 to the Registration Statement, filed on March 7, 2000.
(6)(b)                        Sub-Advisory Agreement with Gartmore Global Partners incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement,
                              filed on March 7, 2000.
(7)                           Distribution Agreement with Stephens, Inc. incorporated by reference to
                              Post-Effective Amendment No. 30 to the Registration Statement, filed on March
                              7, 2000.
(8)                           Not Applicable.
(9)                           Custody Agreement with The Bank of New York is incorporated by reference to
                              Post-Effective Amendment No. 30 to the Registration Statement, filed on March
                              7, 2000.
(10)(a)                       Shareholder Servicing Plan for Investor Shares is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on
                              March 7, 2000.
(10)(b)                       Transfer Agency and Services Agreement with PFPC Inc. (formerly, First Data
                              Investor Services Group, Inc.), is incorporated by reference to
                              Post-Effective Amendment No. 30 to the Registration Statement, filed on March
                              7, 2000.
(10)(c)                       Sub-Transfer Agency Agreement between PFPC Inc. (formerly, First Data
                              Investor Services Group, Inc.) and Bank of America, N.A., is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement,
                              filed on March 7, 2000.
(11)                          Opinion and Consent of Counsel- Morrison & Foerster LLP, filed herewith.


(12)                          See Item 17(3) of this Part C.
(13)(a)                       Co-Administration Agreement among Nations Reserves, Stephens Inc., and Banc of America Advisors, Inc. dated December 1, 1998, is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement,
                              filed on March 7, 2000.
(13)(b)                       Sub-Administration Agreement among Nations Reserves, Bank of New York and
                              Banc of America Advisors, Inc. dated December 1, 1998, is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement,
                              filed on March 7, 2000.
(14)                          Consent of Independent Accountants- PricewaterhouseCoopers LLP, to be filed by amendment.
(15)                          Not Applicable.
(16)                          Powers of Attorney, filed herewith.
(17)(a)                       Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment
                              Company Act of 1940, dated April 12, 1995, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on
                              August 27, 1998.
(17)(b)                       Form of Proxy Ballot, filed herewith.
17(c)(i)                      Prospectus for the Primary A, Investor A, Investor B, and Investor C Shares
                              of Nations International Equity Fund, dated August 1, 1999, is incorporated by reference to Post-Effective Amendment No. 29 to the Registration
                              Statement, as filed on July 30, 1999.
17(c)(ii)                     Statement of Additional Information for the Primary A and Investor Shares of
                              Nations International Equity Fund, dated August 1, 1999, as supplemented, filed as part of Post-Effective Amendment No. 29 to the Registration
                              Statement on Form N-1A filed on July 30, 1999.
17(c)(v)                      Prospectus for the Primary A, Investor A, Investor B and Investor C Shares
                              of Nations International Growth Fund, dated August 1, 1999, is incorporated by reference to Nations Fund, Inc.'s Registration Statement, filed as part of the Post-Effective Amendment No. 45 on July 30, 1999.
17(c)(vi)                     Statement of Additional Information for the Primary A and Investor Shares
                              of Nations International Growth Fund, dated August 1, 1999, is incorporated by reference to Nations Fund, Inc.'s Registration Statement, filed as part of the Post-Effective Amendment No. 45 on July 30, 1999.

Item 17.      Undertakings.
              ------------


              (1) Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

              (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

              (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 10th day of May, 2000.

                                   NATIONS RESERVES

                                   By:                  *
                                      ------------------------------------------
                                              A. Max Walker
                                              President and Chairman
                                              of the Board of Trustees

                                   By:  /s/ Richard H. Blank, Jr.
                                      ------------------------------------------
                                              Richard H. Blank, Jr.
                                              *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:


          SIGNATURES                                    TITLE                             DATE
          ----------                                    -----                             ----

                *                              President and Chairman                  May 10, 2000
----------------------------------------      of the Board of Trustees
(A. Max Walker)                             (Principal Executive Officer)

 /s/ Richard H. Blank, Jr.                     Treasurer and Secretary                 May 10, 2000
-------------------------------               (Principal Financial and
(Richard H. Blank, Jr.)                          Accounting Officer)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(Edmund L. Benson, III)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(James Ermer)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(William H. Grigg)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(Thomas F. Keller)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(Carl E. Mundy, Jr.)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(Cornelius J. Pings)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(Charles B. Walker)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(Thomas S. Word)

                *                                      Trustee                         May 10, 2000
----------------------------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
-------------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                                  EXHIBIT INDEX

                                NATIONS RESERVES

                              FILE NO. 333-________

Exhibit Number                               Description
--------------                               -----------
EX-99.4                                      Form of Agreement and Plan of
                                             Reorganization

EX.-99.11                                    Opinion and Consent of Counsel -- Morrison &
                                             Foerster LLP

EX-99.16                                     Powers of Attorney

EX-99.17                                     Form of Proxy Ballot
